Quarterly Earnings and
Supplemental Operating and Financial Data
For the Three and Nine Months Ended September 30, 2008

LEXINGTON REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE
For the Three and Nine Months Ended September 30, 2008
This Quarterly Earnings and Supplemental Operating and Financial Data contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust (“Lexington”) which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission (the “SEC”) filed with the SEC, including risks related to, (i) the failure to continue to qualify as a real estate investment trust, (ii) changes in general business and economic conditions, (iii) competition, (iv) increases in real estate construction costs, (v) changes in interest rates, or (vi) changes in accessibility of debt and equity capital markets. Copies of periodic reports Lexington files with the SEC are available on Lexington’s website at www.lxp.com and may be obtained free of charge by calling Lexington at 212-692-7200. Forward-looking statements, which are based on certain assumptions and describe the Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

Lexington Realty Trust
TRADED: NYSE: LXP
One Penn Plaza, Suite 4015
New York NY 10119-4015
Contact:
Investor or Media Inquiries, T. Wilson Eglin, CEO
Lexington Realty Trust
Phone: (212) 692-7200 E-mail: tweglin@lxp.com
FOR IMMEDIATE RELEASE
Thursday November 6, 2008
LEXINGTON REALTY TRUST REPORTS THIRD QUARTER 2008 RESULTS
New York, NY – November 6, 2008 – Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the third quarter ended September 30, 2008.
Third Quarter 2008 Highlights
•	Generated Company Funds From Operations (“Company FFO”) of $43.3 million or $0.40 per diluted share/unit.(1)

•	Executed 18 new and renewal leases, totaling approximately 777,000 square feet.

•	Sold 15 properties for $22.6 million at a 6.6% cap rate.

•	Acquired 2 properties for $56.1 million at an 8.5% cap rate.

•	Repurchased $25.5 million original principal amount of senior securities at a 10.7% discount.

(1)	See the last page of this press release for a reconciliation of GAAP net income (loss) to Company FFO.
T. Wilson Eglin, President and Chief Executive Officer of Lexington stated, “During the third quarter, we continued to reduce our financial leverage by repurchasing $25.5 million of our senior securities. Since beginning to reduce our leverage in the first quarter and including transactions completed in the current quarter, we have retired $278.5 million of senior securities for $219.5 million, a discount of 21.2%. The opportunity to reduce our leverage on such favorable terms represents a compelling use for our capital and is likely to remain so for the foreseeable future. While transaction activity in all property types has slowed substantially, we believe that creditworthy net lease investments will continue to attract interest due to predictable revenue streams and generally defensive characteristics. Accordingly, we plan to continue marketing assets for sale and will use the proceeds to further reduce our indebtedness on terms that we believe are highly advantageous for our shareholders, as we have throughout the year.”
FINANCIAL RESULTS
Revenues
For the quarter ended September 30, 2008, total gross revenues were $105.5 million, compared with total gross revenues of $116.3 million for the quarter ended September 30, 2007. The decrease is primarily due to the sale of certain assets to a co-investment program in 2007 and 2008 and the early lease termination in the second quarter of 2008 for the property located at 100 Light Street in Baltimore, MD.

Net Income (Loss) Allocable to Common Shareholders
For the quarter ended September 30, 2008, net loss allocable to common shareholders was ($10.3) million, or a loss of ($0.16) per diluted share, compared with net income allocable to common shareholders for the quarter ended September 30, 2007 of $7.4 million, or income of $0.12 per diluted share.
Company FFO Applicable to Common Shareholders/Unitholders
For the quarter ended September 30, 2008, Company FFO was $43.3 million, or $0.40 per diluted share/unit, compared with Company FFO for the quarter ended September 30, 2007 of $50.4 million, or $0.46 per diluted share/unit. Company FFO for the quarter ended September 30, 2008 was impacted by debt satisfaction gains ($4.7 million), including Lexington’s proportionate share through joint ventures, offset by impairment charges ($4.7 million), including Lexington’s proportionate share through joint ventures. For the quarter ended September 30, 2007, Company FFO was impacted by debt satisfaction charges ($3.6 million). Other factors that impacted year over year FFO per diluted share/unit include the aforementioned early lease termination at the property located at 100 Light Street, Baltimore, MD, the $2.10 special distribution paid to shareholder/unitholders in January, 2008 and a decline in portfolio occupancy from 95.8% to 93.8%.
2009 Debt Maturities
Lexington has $266.7 million of consolidated debt maturing in 2009. On pages 26 — 31 of the Supplemental Disclosure Package, Lexington has provided information with respect to its unleveraged properties, properties securing its term loan maturing in December, 2009 (following exercise of an extension option), and properties with mortgages maturing in 2009. Together, these properties have an original gross book value of approximately $1.4 billion and currently generate annualized cash revenue of approximately $120.9 million. Management is currently working on extending the maturity date of the term loan beyond December, 2009.
Balance Sheet
At September 30, 2008, Lexington had total assets of $4.3 billion, including approximately $135.5 million of cash and restricted cash, and $2.5 billion in debt outstanding. As of September 30, 2008, the weighted-average interest rate on Lexington’s debt was 5.65%, with a weighted-average maturity of 6.3 years. Approximately 92% of Lexington’s debt is subject to fixed interest rates.
Common Share Dividend/Distribution
On September 15, 2008, Lexington declared a regular quarterly cash dividend/distribution of $0.33 per common share/unit, which was paid on October 15, 2008, to common shareholders/unitholders of record as of September 30, 2008, and which equated to an annualized dividend/distribution of $1.32 per share.

OPERATING ACTIVITIES
Leasing Activity
At September 30, 2008, Lexington’s consolidated portfolio was approximately 93.8% leased. For the quarter ended September 30, 2008, Lexington executed 18 leases (new and renewal) for approximately 777,000 square feet.
Dispositions
During the quarter ended September 30, 2008, Lexington sold its interest in 15 properties to unrelated parties for an aggregate sales price of $22.6 million equating to a cap rate of 6.6% and generating gains on sale of $7.4 million.
Acquisitions
During the quarter ended September 30, 2008, Lexington purchased two properties for $56.1 million, at an initial current cap rate of 8.5%.
2008 EARNINGS GUIDANCE
Lexington reaffirmed its previously disclosed Company FFO guidance range of $1.56 to $1.64 per diluted share/unit for the year ended December 31, 2008. This guidance excludes the impact of the 100 Light Street lease termination transaction and other non-recurring items including gains on the discharge of indebtedness. This guidance is based on current expectations and is forward-looking.
3RD QUARTER 2008 CONFERENCE CALL
Lexington will host a conference call today, Thursday, November 6, 2008, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended September 30, 2008. Interested parties may participate in this conference call by dialing (877) 407-0778 or (201) 689-8565. A replay of the call will be available through December 7, 2008, at (877) 660-6853 or (201) 612-7415, Account #: 286, Conference ID #: 296757.
A live web cast of the conference call will be available at www.lxp.com within the Investor Relations section. An online replay will also be available through November 6, 2009.
ABOUT LEXINGTON REALTY TRUST
Lexington Realty Trust is a real estate investment trust that owns, invests in, and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. Lexington shares are traded on the New York Stock Exchange under the symbol “LXP”. Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s current annual report on Form 8-K filed with the Securities and Exchange Commission (“ SEC”) on June 25, 2008 and other periodic reports filed with the SEC, including risks related to: (1) the failure to continue to qualify as a real estate investment trust, (2) changes in general business and economic conditions, (3) competition, (4) increases in real estate construction costs, (5) changes in interest rates, or (6) changes in accessibility of debt and equity capital markets. Copies of the periodic reports Lexington files with the SEC are available on Lexington’s website at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe the Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Three and Nine Months ended September 30, 2008 and 2007
(Unaudited and in thousands, except share and per share data)

	Three months ended		Nine months ended
	September 30,		September 30,
	2008	2007	2008	2007
Gross Revenues:
Rental	$94,146	$105,974	$308,382	$269,803
Advisory and incentive fees	396	239	1,072	12,182
Tenant reimbursements	10,927	10,057	31,178	22,114

Total gross revenues	105,469	116,270	340,632	304,099

Expense applicable to revenues:
Depreciation and amortization	(51,197)	(63,843)	(191,596)	(164,785)
Property operating	(21,733)	(17,921)	(60,804)	(41,982)
General and administrative	(7,117)	(7,530)	(25,468)	(28,673)
Non-operating income	1,802	2,633	22,599	7,502
Interest and amortization expense	(37,279)	(48,129)	(120,519)	(114,747)
Debt satisfaction gains, net	2,309	—	39,020	—
Gains on sale-affiliates	—	—	31,806	—

Income (loss) before provision for income taxes, minority interests, equity in earnings (losses) of non-consolidated entities and discontinued operations	(7,746)	(18,520)	35,670	(38,586)
Provision for income taxes	(662)	(369)	(2,636)	(2,547)
Minority interests share of (income) loss	2,823	3,336	5,372	(3,546)
Equity in earnings (losses) of non-consolidated entities	(1,525)	4,054	(23,171)	45,951

Income (loss) from continuing operations	(7,110)	(11,499)	15,235	1,272

Discontinued operations:
Income from discontinued operations	26	8,441	1,628	25,720
Provision for income taxes	(181)	(44)	(330)	(2,721)
Debt satisfaction charges	(120)	(3,596)	(433)	(3,685)
Gains on sales of properties	7,374	26,980	11,986	39,808
Impairment charges	(1,063)	—	(3,757)	—
Minority interests share of income	(2,643)	(5,819)	(4,509)	(14,777)

Total discontinued operations	3,393	25,962	4,585	44,345

Net income (loss)	(3,717)	14,463	19,820	45,617
Dividends attributable to preferred shares- Series B	(1,590)	(1,590)	(4,770)	(4,770)
Dividends attributable to preferred shares- Series C	(2,110)	(2,519)	(6,740)	(7,556)
Dividends attributable to preferred shares- Series D	(2,926)	(2,925)	(8,777)	(7,372)
Redemption discount – Series C	—	—	5,678	—

Net income (loss) allocable to common shareholders	$(10,343)	$7,429	$5,211	$25,919

Income per common share-basic:
Income (loss) from continuing operations, after preferred dividends	$(0.21)	$(0.29)	$0.01	$(0.28)
Income from discontinued operations	0.05	0.41	0.07	0.67

Net income (loss) allocable to common shareholders	$(0.16)	$0.12	$0.08	$0.39

Weighted average common shares outstanding – basic	64,433,457	63,458,167	61,485,277	65,735,321

Income (loss) per common share-diluted:
Income (loss) from continuing operations, after preferred dividends	$(0.21)	$(0.29)	$(0.14)	$(0.28)
Income from discontinued operations	0.05	0.41	0.07	0.67

Net income (loss) allocable to common shareholders	$(0.16)	$0.12	$(0.07)	$0.39

Weighted average common shares outstanding-diluted	64,433,457	63,458,167	101,789,804	65,735,321

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
September 30, 2008 and December 31, 2007
(Unaudited and in thousands, except share and per share data)

	September 30,	December 31,
	2008	2007
Assets:
Real estate, at cost	$3,836,321	$4,109,097
Less: accumulated depreciation and amortization	439,531	379,831

	3,396,790	3,729,266
Properties held for sale-discontinued operations	8,408	150,907
Intangible assets, net	375,212	516,698
Cash and cash equivalents	108,039	412,106
Restricted cash	27,481	41,026
Investment in and advances to non-consolidated entities	205,021	226,476
Deferred expenses, net	37,329	42,040
Notes receivable	68,631	69,775
Rent receivable-current	16,630	25,289
Rent receivable- deferred	16,967	15,303
Other assets	33,824	36,277

	$4,294,332	$5,265,163

Liabilities and Shareholders’ Equity:
Liabilities:
Mortgage and notes payable	$2,052,955	$2,312,422
Exchangeable notes payable	299,500	450,000
Trust preferred securities	129,120	200,000
Contract rights payable	14,435	13,444
Dividends payable	28,297	158,168
Liabilities-discontinued operations	902	119,093
Accounts payable and other liabilities	33,974	49,442
Accrued interest payable	10,822	23,507
Deferred revenue-below market leases, net	155,134	217,389
Prepaid rent	20,352	16,764

	2,745,491	3,560,229
Minority interests	624,839	765,863

	3,370,330	4,326,092

Commitments and contingencies

Shareholders’ equity
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares,
Series B Cumulative Redeemable Preferred, liquidation preference $79,000, 3,160,000 shares issued and outstanding	76,315	76,315
Series C Cumulative Convertible Preferred, liquidation preference $129,915 and $155,000, respectively, and 2,598,300 and 3,100,000 shares issued and outstanding in 2008 and 2007, respectively	126,217	150,589
Series D Cumulative Redeemable Preferred, liquidation preference $155,000, 6,200,000 shares issued and outstanding	149,774	149,774
Special Voting Preferred Share, par value $0.0001 per share; 1 share authorized, issued and outstanding	—	—
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 65,666,569 and 61,064,334 shares issued and outstanding in 2008 and 2007, respectively	6	6
Additional paid-in-capital	1,097,176	1,033,332
Accumulated distributions in excess of net income	(525,788)	(468,167)
Accumulated other comprehensive income (loss)	302	(2,778)

Total shareholders’ equity	924,002	939,071

	$4,294,332	$5,265,163

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE AND COMPANY FUNDS FROM OPERATIONS PER SHARE
(Unaudited and in thousands, except share and per share data)

	Three Months ended		Nine Months ended
	September 30,		September 30,
	2008	2007	2008	2007
EARNINGS PER SHARE:
Basic:
Income (loss) from continuing operations	$(7,110)	$(11,499)	$15,235	$1,272
Less preferred dividends	(6,626)	(7,034)	(14,609)	(19,698)

Income (loss) allocable to common shareholders from continuing operations	(13,736)	(18,533)	626	(18,426)
Total income from discontinued operations	3,393	25,962	4,585	44,345

Net income (loss) allocable to common shareholders	$(10,343)	$7,429	$5,211	$25,919

Weighted average number of common shares outstanding	64,433,457	63,458,167	61,485,277	65,735,321

Income (loss) per common share-basic:
Income (loss) from continuing operations	$(0.21)	$(0.29)	$0.01	$(0.28)
Income from discontinued operations	0.05	0.41	0.07	0.67

Net income (loss)	$(0.16)	$0.12	$0.08	$0.39

Diluted:
Income allocable to common shareholders from continuing operations- basic	$(13,736)	$(18,533)	$626	$(18,426)
Incremental loss attributed to assumed conversion of dilutive securities	—	—	(14,728)	—

Income (loss) allocable to common shareholders from continuing operations	(13,736)	(18,533)	(14,102)	(18,426)
Total income from discontinued operations	3,393	25,962	7,002	44,345

Net income (loss) allocable to common shareholders	$(10,343)	$7,429	$(7,100)	$25,919

Weighted average number of common shares used in calculation of basic earnings per share	64,433,457	63,458,167	61,485,277	65,735,321
Add incremental shares representing:
Shares issuable upon exercise of employee share options/non-vested shares	—	—	—	—
Shares issuable upon conversion of dilutive securities	—	—	40,304,527	—

Weighted average number of shares used in calculation of diluted earnings per share	64,433,457	63,458,167	101,789,804	65,735,321

Income (loss) per common share-diluted:
Income (loss) from continuing operations	$(0.21)	$(0.29)	$(0.14)	$(0.28)
Income from discontinued operations	0.05	0.41	0.07	0.67

Net income (loss)	$(0.16)	$0.12	$(0.07)	$0.39

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE AND COMPANY FUNDS FROM OPERATIONS PER SHARE (Continued)
(Unaudited and in thousands, except share and per share data)

	Three Months ended		Nine Months ended
	September 30,		September 30,
	2008	2007	2008	2007
COMPANY FUNDS FROM OPERATIONS: (1)
Basic and Diluted:
Net income (loss) allocable to common shareholders-basic	$(10,343)	$7,429	$5,211	$25,919
Adjustments:
Depreciation and amortization	50,895	67,439	191,636	180,224
Minority interests- OP units	(1,664)	952	(7,043)	14,867
Amortization of leasing commissions	481	346	1,493	882
Joint venture and minority interest adjustment-depreciation	7,874	(1,348)	15,312	1,698
Preferred dividends- Series C	2,110	2,519	1,062	7,556
Gains on sale of properties	(7,374)	(26,980)	(43,792)	(39,808)
Taxes and minority interest on sale of property	1,303	—	1,387	1,749
Gains on sale of joint venture properties	—	—	—	(34,164)

Company FFO	$43,282	$50,357	$165,266	$158,923

Basic:
Weighted average shares outstanding-basic EPS	64,433,457	63,458,167	61,485,277	65,735,321
Operating partnership units	39,435,581	39,636,305	39,532,762	40,192,868
Preferred Shares- Series C	5,633,894	5,779,330	6,249,276	5,779,330

Weighted average shares outstanding-basic Company FFO	109,502,932	108,873,802	107,267,315	111,707,519

Company FFO per share	$0.40	$0.46	$1.54	$1.42

Diluted:
Weighted average shares outstanding – diluted EPS	64,433,457	63,458,167	101,789,804	65,735,321
Employee share option/non-vested shares	5,973	403	8,820	544
Operating partnership units	39,435,581	39,636,305	—	40,192,868
Preferred Shares- Series C	5,633,894	5,779,330	5,477,511	5,779,330

Weighted average shares outstanding – diluted Company FFO	109,508,905	108,874,205	107,276,135	111,708,063

Company FFO per share	$0.40	$0.46	$1.54	$1.42

[1]	Lexington believes that Funds from Operations (“FFO”) is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington presents FFO because it considers FFO an important supplemental measure of Lexington’s operating performance. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude generally accepted accounting principles (“GAAP”), historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.
Lexington computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). FFO is defined by NAREIT as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.
Lexington includes in its calculation of FFO, which Lexington refers to as the “Company’s funds from operations” or “Company FFO,” Lexington’s operating partnership units and Lexington’s Series C Cumulative Convertible Preferred Shares because these securities are convertible, at the holder’s option, into Lexington’s common shares. Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Company FFO on a company-wide basis as if all securities that are convertible, at the holder’s option, into Lexington’s common shares, are converted. Since others do not calculate FFO in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others.
# # #

LEXINGTON REALTY TRUST
Major Markets
9/30/2008

		% of Annualized
		GAAP Base Rent at
	Core Based Statistical Area(2)	9/30/2008(1)

1	Dallas-Fort Worth-Arlington, TX	9.3%
2	Los Angeles-Long Beach-Santa Ana, CA	7.1%
3	New York-Northern New Jersey-Long Island, NY-NJ-PA	5.6%
4	Houston-Sugar Land-Baytown, TX	5.5%
5	Memphis, TN-MS-AR	3.5%
6	Baltimore-Towson, MD	3.3%
7	Atlanta-Sandy Springs-Marietta, GA	3.1%
8	Orlando-Kissimmee, FL	2.9%
9	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.6%
10	Kansas City, MO-KS	2.6%
11	Detroit-Warren-Livonia, MI	2.3%
12	Richmond, VA	2.2%
13	Boston-Cambridge-Quincy, MA-NH	1.9%
14	Charlotte-Gastonia-Concord, NC-SC	1.8%
15	Indianapolis-Carmel, IN	1.8%
16	Chicago-Naperville-Joliet, IL-IN-WI	1.8%
17	Columbus, OH	1.7%
18	Salt Lake City, UT	1.7%
19	Seattle-Tacoma-Bellevue, WA	1.6%
20	Hartford-West Hartford-East Hartford, CT	1.5%
21	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.5%
22	Phoenix-Mesa-Scottsdale, AZ	1.4%
23	San Francisco-Oakland-Fremont, CA	1.4%
24	Beaumont-Port Arthur, TX	1.3%
25	San Antonio, TX	1.3%
26	Cincinnati-Middletown, OH-KY-IN	1.2%
27	Columbus, IN	1.2%
28	Miami-Fort Lauderdale-Pompano Beach, FL	1.2%
29	Las Vegas-Paradise, NV	1.1%
30	Denver-Aurora, CO	1.0%
31	Myrtle Beach-Conway-North Myrtle Beach, SC	1.0%

	Areas which account for 1% or greater of total GAAP base rent (3)	77.5%

Footnotes
(1) Calculated by annualizing the three months ended 9/30/2008 GAAP base rent recognized for consolidated properties owned as of 9/30/2008.
(2) A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3) Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Tenant Industry Diversification
9/30/2008

% of Annualized
GAAP Base Rent at
Industry Category	9/30/2008(1)

Finance/Insurance	15.0%
Food	9.9%
Energy	9.8%
Technology	9.0%
Automotive	8.7%
Aerospace/Defense	6.4%
Consumer Products/Other	5.6%
Media/Advertising	5.3%
Transportation/Logistics	4.7%
Healthcare	4.7%
Service	4.4%
Construction Materials	2.4%
Retail Department & Discount	2.2%
Printing/Production	2.1%
Telecommunications	1.9%
Other	1.6%
Real Estate	1.4%
Apparel	1.4%
Retail — Specialty	1.3%
Security	1.0%
Retail — Electronics	1.0%
Health/Fitness	0.1%

Total (2)	100.0%

Footnotes
(1) Calculated by annualizing the three months ended 9/30/2008 GAAP base rent recognized for consolidated properties owned as of 9/30/2008.
(2) Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Other Revenue Data
9/30/2008

	Annualized GAAP
	Base Rent at 9/30/08
	($000)(1)	Percentage

Asset Class
Office	$279,140	74.2%
Industrial	$68,772	18.3%
Retail	$28,184	7.5%

	$376,096	100.0%

Credit Rating
Investment Grade	$197,712	52.6%
Non-Investment Grade	$55,528	14.8%
Unrated	$122,856	32.6%

	$376,096	100.0%

Footnotes
(1) Calculated by annualizing the three months ended 9/30/2008 GAAP base rent recognized for consolidated properties owned as of 9/30/2008.

LEXINGTON REALTY TRUST
Top 10 Tenants or Guarantors
9/30/2008

			Sq. Ft. Leased as a	Annualized	Percentage of
			Percent of	GAAP Base	Annualized GAAP
	Number of		Consolidated	Rent at	Base Rent at
Tenant or Guarantor	Leases	Sq. Ft. Leased	Portfolio(2)	9/30/08 ($000)(1)	9/30/2008(1) (2)
Raytheon Company	2	690,595	1.7%	$11,720	3.1%
Bank of America	11	735,253	1.8%	10,408	2.8%
Baker Hughes, Inc.	2	720,221	1.7%	9,320	2.5%
Sanofi-aventis U.S., Inc. (Aventis Inc. and Aventis Pharma Holding GmbH)	1	206,593	0.5%	8,840	2.4%
Dana Corporation	6	1,902,414	4.6%	8,300	2.2%
Federal Express Corporation	3	702,976	1.7%	8,164	2.2%
Safeway Stores, Inc.	12	481,344	1.2%	8,000	2.1%
Safeway Stores, Inc.	1	371,392	0.9%	7,968	2.1%
Harcourt, Inc.	2	915,098	2.2%	7,164	1.9%
Morgan, Lewis & Bockius, LLC (3)	1	293,170	0.7%	6,840	1.8%

	41	7,019,056	17.1%	$86,724	23.1%

Footnotes
(1) Calculated by annualizing the three months ended 9/30/2008 GAAP base rent recognized for consolidated properties owned as of 9/30/2008.
(2) Total shown may differ from detailed amounts due to rounding.
(3) Includes parking garage operations.

LEXINGTON REALTY TRUST
Property Leases and Vacancies — Consolidated Portfolio — 9/30/08

Year of	Date of						Year		Annualized	Annualized	Fixed Rent at
Lease	Lease						Built/Renovated/	Sq.Ft. Leased	Cash Rent	GAAP Rent	Next Option
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Expanded	or Available (1)	($000) (2)	($000) (3)	($000) (4)
OFFICE PROPERTIES
2008	12/19/2008	10 John St.	Clinton	CT	—	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	1972	41,188	812	4,080	0
	12/31/2008	1500 Hughes Way	Long Beach	CA	—	Raytheon Company	1981	490,054	16,988	10,040	9,291
2009	3/31/2009	5757 Decatur Blvd.	Indianapolis	IN	—	Damar Services, Inc.	2002	5,756	40	40	10
		6277 Sea Harbor Dr.	Orlando	FL	—	Harcourt Brace Jovanovich, Inc.	1984	355,840	4,644	3,736	3,735
	4/30/2009	5550 Tech Center Dr.	Colorado Springs	CO	—	Federal Express Corporation	2006	61,690	840	748	0
	8/31/2009	1311 Broadfield Blvd.	Houston	TX	—	Newpark Drilling Fluids, Inc. (Newpark Resources, Inc.)	2000	52,731	1,128	1,136	0
		2706 Media Center Dr.	Los Angeles	CA	—	Sony Electronics, Inc.	2000	20,203	280	272	0
	9/15/2009	15375 Memorial Dr.	Houston	TX	—	BP America Production Company	1985	327,325	3,600	4,252	0
	9/30/2009	100 Light St.	Baltimore	MD	—	Legg Mason Tower, Inc.	1973	371,392	7,968	7,968	0
	10/31/2009	10300 Kincaid Dr.	Fishers	IN	—	Bank One Indiana, N.A.	1999	193,000	3,380	2,776	0
	11/30/2009	5724 West Las Positas Blvd.	Pleasanton	CA	—	NK Leasehold	1984	40,914	828	680	0
	12/31/2009	1701 Market St.	Philadelphia	PA	(6)	Sun National Bank	1957/1997	5,315	212	212	0
		400 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	1999	100,632	1,368	1,304	0
2010	1/14/2010	421 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	2000	56,515	768	720	0
	1/31/2010	4848 129th East Ave.	Tulsa	OK	—	Metris Direct (Metris Companies, Inc.)	2000	101,100	1,308	1,308	0
		389-399 Interpace Hwy.	Parsippany	NJ	—	Sanofi-aventis U.S., Inc. (Aventis Inc. and Aventis Pharma Holding GmbH)	1999	206,593	9,016	8,840	0
	2/10/2010	130 East Shore Dr.	Glen Allen	VA	—	Capital One Services, Inc.	2000	79,675	1,028	1,072	1,070
	2/28/2010	9950 Mayland Dr.	Richmond	VA	—	Circuit City Stores, Inc.	1990	288,000	2,860	2,792	4,079
	3/31/2010	120 East Shore Dr.	Glen Allen	VA	—	Capital One Services, Inc.	2000	77,045	1,000	1,008	1,042
	7/31/2010	350 Pine St.	Beaumont	TX	—	Honeywell International, Inc.	1981	7,045	108	108	0
	10/31/2010	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	1980	36,311	236	236	237
		13430 North Black Canyon Fwy.	Phoenix	AZ	—	Bull HN Information Systems, Inc.	1981/1982	42,320	724	700	0
	11/30/2010	6200 Northwest Pkwy.	San Antonio	TX	—	United Healthcare Services, Inc.	2000	142,500	1,640	1,620	1,968
	12/31/2010	100 Barnes Rd.	Wallingford	CT	—	3M Company	1978/1985/1990/1993	44,400	628	604	475
2011	2/28/2011	4200 RCA Blvd.	Palm Beach Gardens	FL	—	The Wackenhut Corporation	1996	96,118	1,812	1,812	2,402
	3/31/2011	1311 Broadfield Blvd.	Houston	TX	—	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	2000	103,260	2,284	2,276	0
	9/30/2011	200 Lucent Ln.	Cary	NC	—	Lucent Technologies, Inc.	1999	124,944	2,148	2,056	0
	11/30/2011	207 Mockingbird Ln.	Johnson City	TN	—	Sun Trust Bank	1979	63,800	676	756	675
	12/20/2011	15 Nijborg	3927 DA Renswoude	The Netherlands	—	AS Watson (Health and Beauty Continental Europe) BV	1993/1994	17,610	376	376	0
	12/31/2011	2050 Roanoke Rd.	Westlake	TX	—	Daimler Chrysler Services North America, LLC	2001	130,290	3,660	3,456	0
2012	1/31/2012	26210 and 26220 Enterprise Court	Lake Forest	CA	—	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	2001	100,012	1,864	1,792	0
		4000 Johns Creek Pkwy.	Suwanee	GA	—	Kraft Foods North America, Inc.	2001	73,264	1,384	1,384	0
		1275 Northwest 128th St.	Clive	IA	—	Principal Life Insurance Company	2004	61,180	800	800	935
	3/31/2012	1701 Market St.	Philadelphia	PA	(6)	Car-Tel Communications, Inc.	1957/1997	1,220	48	48	0
		2300 Litton Ln.	Hebron	KY	—	Zwicker & Associates, P.C.	1986/1996	49,590	152	188	0
		3940 South Teller St.	Lakewood	CO	—	Travelers Express Company, Inc.	2002	68,165	1,168	864	1,295
	6/30/2012	275 South Valencia Ave.	Brea	CA	—	Bank of America NT & SA	1983	637,503	8,712	8,796	0
	8/31/2012	2300 Litton Ln.	Hebron	KY	—	AGC Automotive Americas Company (AFG Industries, Inc.)	1986/1996	21,542	204	204	0
		5757 Decatur Blvd.	Indianapolis	IN	—	Allstate Insurance Company	2002	84,200	1,372	1,548	0
	10/31/2012	4455 American Way	Baton Rouge	LA	—	Bell South Mobility, Inc.	1997	70,100	1,080	1,112	1,207
	11/7/2012	2706 Media Center Dr.	Los Angeles	CA	—	Playboy Enterprises, Inc.	2000	63,049	1,444	1,256	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies — Consolidated Portfolio — 9/30/08

Year of	Date of						Year		Annualized	Annualized	Fixed Rent at
Lease	Lease						Built/Renovated/	Sq.Ft. Leased	Cash Rent	GAAP Rent	Next Option
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Expanded	or Available (1)	($000) (2)	($000) (3)	($000) (4)
	11/14/2012	2211 South 47th St.	Phoenix	AZ	—	Avnet, Inc.	1997	176,402	2,204	2,260	0
	12/31/2012	200 Executive Blvd. S	Southington	CT	—	Hartford Fire Insurance Company	1984	153,364	1,680	1,624	0
2013	1/31/2013	12600 Gateway Blvd.	Fort Meyers	FL	—	Gartner, Inc.	1998	62,400	1,080	1,092	0
		2300 Litton Ln.	Hebron	KY	—	FTJ FundChoice, LLC	1986/1996	9,164	52	48	0
		3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Home Mortgage, Inc.	2004	169,083	3,016	3,072	0
		810 & 820 Gears Rd.	Houston	TX	—	IKON Office Solutions, Inc.	2000	157,790	2,228	2,252	0
	3/31/2013	3165 McKelvey Rd.	Bridgeton	MO	—	BJC Health System	1981	52,994	384	528	0
		8900 Freeport Pkwy.	Irving	TX	—	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	2003	268,445	4,748	4,888	0
	4/30/2013	1900 L. Don Dodson Dr.	Bedford	TX	—	Transamerica Life Insurance Company	1984	59,285	0	928	0
		Sandlake Rd./Kirkman Rd.	Orlando	FL	—	Lockheed Martin Corporation	1982	184,000	960	1,868	960
	5/31/2013	6303 Barfield Rd.	Atlanta	GA	—	International Business Machines Corporation (Internet Security Systems, Inc.)	2000/2001	238,600	4,628	4,880	0
		859 Mount Vernon Hwy.	Atlanta	GA	—	International Business Machines Corporation (Internet Security Systems, Inc.)	2004	50,400	1,192	1,020	0
	6/30/2013	2210 Enterprise Dr.	Florence	SC	(6)	Washington Mutual Home Loans, Inc.	1998	177,747	1,748	1,748	0
	8/31/2013	288 North Broad St.	Elizabeth	NJ	—	Bank of America	1982	30,000	636	480	367
		656 Plainsboro Rd.	Plainsboro	NJ	—	Bank of America (Bank of America Corporation)	1983	4,060	128	92	70
	9/30/2013	9200 South Park Center Loop	Orlando	FL	(6)	Corinthian Colleges, Inc.	2003	59,927	1,208	1,160	0
	11/30/2013	1110 Bayfield Dr.	Colorado Springs	CO	—	Honeywell International, Inc.	1980/1990/2002	166,575	1,636	1,600	1,713
	12/13/2013	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	1973/1975/1982	202,000	3,500	3,392	0
	12/31/2013	2550 Interstate Dr.	Harrisburg	PA	—	New Cingular Wireless PCS, LLC	1998	81,859	1,780	1,868	0
2014	1/31/2014	1701 Market St.	Philadelphia	PA	—	Morgan, Lewis & Bockius, LLC	1957/1997	293,170	4,464	4,464	5,149
		6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	1982	282,000	7,736	4,008	2,754
	3/15/2014	101 East Erie St.	Chicago	IL	—	Draftfcb, Inc. (Interpublic Group of Companies, Inc.)	1986	230,684	4,260	5,132	0
	5/31/2014	3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank N.A.	2004	169,218	3,408	3,460	0
	7/31/2014	16676 Northchase Dr.	Houston	TX	—	Anadarko Petroleum Corporation	2003	101,111	1,608	1,628	0
		350 Pine St.	Beaumont	TX	—	Entergy Gulf States, Inc.	1981	125,406	1,064	1,264	0
	9/30/2014	333 Mt. Hope Ave.	Rockway	NJ	—	BASF Corporation	1981/2002/2004	95,500	2,244	2,124	0
	10/31/2014	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	1997	84,404	1,568	1,620	0
		2800 Waterford Lake Dr.	Midlothian	VA	—	Alstom Power, Inc.	2000	99,057	1,952	2,016	0
		700 US Hwy Route 202-206	Bridgewater	NJ	—	Biovail Pharmaceuticals, Inc. (Biovail Corporation)	1985/2003/2004	115,558	2,024	2,848	0
	12/14/2014	5150 220th Ave.	Issaquah	WA	—	OSI Systems, Inc. (Instrumentarium Corporation)	1992	106,944	2,056	2,148	0
		22011 Southeast 51st St.	Issaquah	WA	—	OSI Systems, Inc. (Instrumentarium Corporation)	1987	95,600	1,888	1,936	0
	12/31/2014	180 South Clinton St.	Rochester	NY	(6)	Frontier Corporation	1988/2000	226,000	2,964	2,956	0
		275 Technology Dr.	Canonsburg	PA	—	ANSYS, Inc.	1996	107,872	1,240	1,376	0
		3535 Calder Ave.	Beaumont	TX	—	Compass Bank	1977	49,639	684	684	0
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	—	Federal-Mogul Corporation	1963/1965/1988/1989	187,163	1,160	1,420	0
	4/30/2015	13775 McLearen Rd.	Herndon	VA	—	Equant, Inc. (Equant N.V.)	1984/1988/1992	125,293	2,012	2,132	0
	6/30/2015	389-399 Interpace Hwy.	Parsippany	NJ	—	Cadbury Schweppes Holdings	1999	133,647	212	212	0
	7/1/2015	33 Commercial St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1982/1987	164,689	3,436	3,436	3,024
	7/31/2015	4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating L.P. (Accor S.A.)	2003	138,443	3,160	3,268	3,612
	9/27/2015	10001 Richmond Ave.	Houston	TX	—	Baker Hughes, Inc.	1976/1984	554,385	13,632	7,376	6,596
		12645 West Airport Rd.	Sugar Land	TX	—	Baker Hughes, Inc.	1997	165,836	3,776	1,944	1,976
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	(5)	InVentiv Communications, Inc.	2000	97,000	1,112	1,256	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies — Consolidated Portfolio — 9/30/08

Year of	Date of						Year		Annualized	Annualized	Fixed Rent at
Lease	Lease						Built/Renovated/	Sq.Ft. Leased	Cash Rent	GAAP Rent	Next Option
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Expanded	or Available (1)	($000) (2)	($000) (3)	($000) (4)
		550 Business Center Dr.	Lake Mary	FL	—	JP Morgan Chase Bank, NA	1999	125,920	2,992	1,744	3,103
		600 Business Center Dr.	Lake Mary	FL	—	JP Morgan Chase Bank, NA	1996	125,155	3,092	1,660	3,203
2016	3/31/2016	13430 North Black Canyon Fwy.	Phoenix	AZ	—	Money Management International	1981/1982	28,710	600	624	0
	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	—	Haggar Clothing Company (Texas Holding Clothing Corporation and Haggar Corporation)	2000	180,507	2,160	3,188	2,531
		2000 Eastman Dr.	Milford	OH	—	Siemens Product Lifecycle Management Software, Inc.	1991	221,215	2,488	1,824	2,426
	7/31/2016	1600 Viceroy Dr.	Dallas	TX	—	Visiting Nurse Association	1986	48,027	720	688	0
		13430 North Black Canyon Fwy.	Phoenix	AZ	—	Associated Billing Services, LLC	1981/1982	17,767	300	308	0
	10/31/2016	104 & 110 South Front St.	Memphis	TN	—	Hnedak Bobo Group, Inc.	1871/1988/1999	37,229	484	500	0
	11/30/2016	4000 Johns Creek Pkwy.	Suwanee	GA	—	Perkin Elmer Instruments, LLC	2001	13,955	220	232	0
	12/31/2016	37101 Corporate Dr.	Farmington Hills	MI	—	TEMIC Automotive of North America, Inc.	2001	119,829	3,072	2,440	0
2017	1/31/2017	6301 Gaston Ave.	Dallas	TX	—	Wells Fargo	1970/1981	16,431	224	224	0
	2/28/2017	4200 RCA Blvd.	Palm Beach Gardens	FL	—	Office Suites Plus Properties, Inc.	1996	18,400	420	448	0
	4/30/2017	555 Dividend Dr.	Coppell	TX	—	Brinks, Inc.	2002	101,844	1,860	1,916	0
		1315 W. Century Dr.	Louisville	CO	—	Global Healthcare Exchange	1987	106,877	168	212	0
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	—	The Shaw Group, Inc.	2001/2002	128,500	2,152	2,356	0
2018	5/30/2018	13651 McLearen Rd.	Herndon	VA	—	US Government	1987	159,664	2,952	3,384	0
	5/31/2018	2300 Litton Ln.	Hebron	KY	—	Great American Insurance Company	1986/1996	3,145	16	16	99
	6/14/2018	17 Nijborg	3927 DA Renswoude	The Netherlands	—	AS Watson (Health and Beauty Continental Europe) BV	1993/1994	114,195	3,356	2,672	0
	7/31/2018	180 Rittenhouse Cir.	Bristol	PA	—	Jones Management Service Company	1981/1998	96,000	1,032	1,100	0
	9/15/2018	295 Chipeta Way	Salt Lake City	UT	—	Northwest Pipeline Corporation	1982	295,000	6,320	6,320	3,463
	9/30/2018	1701 Market St.	Philadelphia	PA	(6)	Brinker Corner Bakery II, LLC	1957/1997	8,070	192	212	0
	11/30/2018	4201 Marsh Ln.	Carrollton	TX	—	Carlson Restaurants Worldwide, Inc. (Carlson Companies, Inc.)	2003	130,000	1,888	1,976	0
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	—	Swiss Re American Holding Corporation	1980/1990/2004/2005	320,198	4,200	4,232	0
2019	1/31/2019	1600 Viceroy Dr.	Dallas	TX	—	TFC Services (Freeman Decorating Co.)	1986	110,080	1,100	1,488	0
	4/1/2019	9201 Stateline Rd.	Kansas City	MO	—	Swiss Re American Holding Corporation	1963/1973/1985/2003	155,925	2,100	2,100	0
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	1982/1983/1985	521,286	7,356	7,012	5,375
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	1984	390,100	4,272	4,540	4,925
	10/31/2019	10475 Crosspoint Blvd.	Fishers	IN	—	John Wiley & Sons, Inc.	1999	141,047	2,396	2,268	0
	12/31/2019	850-950 Warrenville Rd.	Lisle	IL	(5)	National Louis University	1985	99,329	1,276	1,676	0
2020	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	(6)	Océ Printing Systems USA, Inc. (Oce-USA Holding, Inc.)	1983/2002	136,789	2,164	2,244	0
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	(6)	Hagemeyer North America, Inc.	2005	50,076	764	840	0
2021	2/28/2021	5550 Britton Pkwy.	Hilliard	OH	(5)	BMW Financial Services NA, LLC	2006	220,966	2,304	2,624	0
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	1983	157,511	2,924	2,924	4,224
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc.	2006	76,383	2,264	2,328	2,069
2022	12/31/2022	147 Milk St.	Boston	MA	—	Harvard Vanguard Medical Assoc.	1910	52,337	1,532	1,680	0
2023	3/31/2023	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	1999	247,254	2,072	3,232	0
	7/31/2023	11201 Renner Blvd.	Lenexa	KS	(6)	Applebee's Services, Inc. (DineEquity, Inc.)	2007	178,000	2,944	3,272	0
2025	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Infocrossing, LLC (Infocrossing, Inc.)	1988/1995	85,200	1,168	1,168	0
	12/31/2025	2005 EastTechnology Cir.	Tempe	AZ	—	(i) Structure, LLC (Infocrossing, Inc.)	1998	60,000	1,128	1,128	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies — Consolidated Portfolio — 9/30/08

Year of	Date of						Year		Annualized	Annualized	Fixed Rent at
Lease	Lease						Built/Renovated/	Sq.Ft. Leased	Cash Rent	GAAP Rent	Next Option
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Expanded	or Available (1)	($000) (2)	($000) (3)	($000) (4)
NA	NA	100 Light St.	Baltimore	MD	—	(Available for Lease)	1973	12,648	0	0	0
		160 Clairemont Ave.	Decatur	GA	—	(Available for Lease)	1983	86,917	0	0	0
		1600 Viceroy Dr.	Dallas	TX	—	(Available for Lease)	1986	54,642	0	0	0
		1701 Market St.	Philadelphia	PA	—	Parking Operators	1957/1997	—	2,376	2,376	0
		1900 L. Don Dodson Dr.	Bedford	TX	—	(Available for Lease)	1984	143,208	0	0	0
		255 California St.	San Francisco	CA	—	(Available for Lease)	1959	12,435	0	0	0
		27404 Drake Rd.	Farmington Hills	MI	—	(Available for Lease)	1999	108,499	0	0	0
		350 Pine St.	Beaumont	TX	—	(Available for Lease)	1981	112,408	0	0	0
		6301 Gaston Ave.	Dallas	TX	—	(Available for Lease)	1970/1981	67,520	0	0	0
		848 Main St. & 849 Front St.	Evanston	WY	—	(Available for Lease)	1983	7,608	0	0	0
		13430 North Black Canyon Fwy.	Phoenix	AZ	—	(Available for Lease)	1981/1982	50,143	0	0	0
		100 East Shore Dr.	Glen Allen	VA	—	(Available for Lease)	1999	3,263	0	0	0
		1770 Cartwright Rd.	Irvine	CA	—	(Available for Lease)	1982	44,531	0	0	0
		King St.	Honolulu	HI	—	(Available for Lease)	1979/2002	6,165	0	0	0
Various	Various	100 Light St.	Baltimore	MD	—	Multi-Tenant	1973	139,200	4,552	4,552	0
		160 Clairemont Ave.	Decatur	GA	—	Multi-Tenant	1983	34,769	648	648	0
		255 California St.	San Francisco	CA	—	Multi-Tenant	1959	157,492	4,204	4,576	0
		350 Pine St.	Beaumont	TX	—	Multi-Tenant	1981	180,339	2,932	3,004	0
		6301 Gaston Ave.	Dallas	TX	—	Multi-Tenant	1970/1981	89,904	1,172	1,172	0
		848 Main St. & 849 Front St.	Evanston	WY	—	Multi-Tenant	1983	21,892	116	168	0
		100 East Shore Dr.	Glen Allen	VA	—	Multi-Tenant	1999	64,245	1,196	1,248	0
		1770 Cartwright Rd.	Irvine	CA	—	Multi-Tenant	1982	104,663	2,616	2,732	0
		King St.	Honolulu	HI	—	Multi-Tenant	1979/2002	223,898	1,444	1,380	990

OFFICE TOTAL/WEIGHTED AVERAGE						96.0% Leased		17,791,415	$290,984	$279,140

LEXINGTON REALTY TRUST
Property Leases and Vacancies — Consolidated Portfolio — 9/30/08

Year of	Date of						Year		Annualized	Annualized	Fixed Rent at
Lease	Lease						Built/Renovated/	Sq.Ft. Leased	Cash Rent	GAAP Rent	Next Option
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Expanded	or Available (1)	($000) (2)	($000) (3)	($000) (4)
INDUSTRIAL PROPERTIES
2008	9/30/2008	191 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	1999	102,960	276	276	0
	12/31/2008	1665 Hughes Way	Long Beach	CA	—	Raytheon Company	1981	200,541	2,984	1,680	1,677
2009	5/31/2009	200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	2000	401,260	1,028	984	0
	12/31/2009	75 North St.	Saugerties	NY	—	Rotron, Inc. (EG&G)	1979	52,000	124	232	122
2010	4/30/2010	2203 Sherrill Dr.	Statesville	NC	—	LA-Z-Boy Greensboro, Inc. (LA-Z-Boy Inc.)	1999/2002	639,600	1,648	1,904	1,813
	12/31/2010	1109 Commerce Blvd.	Swedesboro	NJ	—	Linens-n-Things, Inc.	1998	262,644	1,260	1,260	1,300
		113 Wells St.	North Berwick	ME	—	United Technologies Corporation	1965/1980	820,868	2,344	2,344	1,811
2011	3/31/2011	2455 Premier Dr.	Orlando	FL	—	Walgreen Company	1980	205,016	508	784	508
	5/31/2011	291 Park Center Dr.	Winchester	VA	(5)	Kraft Foods North America, Inc.	2001	344,700	1,608	1,576	0
	9/25/2011	3820 Micro Dr.	Millington	TN	(6)	Ingram Micro, L.P (Ingram Micro, Inc.)	1997	701,819	2,440	2,372	0
	9/30/2011	1601 Pratt Ave.	Marshall	MI	—	Joseph Campbell Company	1979	58,300	120	120	0
2012	8/4/2012	101 Michelin Dr.	Laurens	SC	—	CEVA Logistics US, Inc. (TNT Holdings BV)	1991/1993	1,164,000	3,296	3,304	2,619
		7111 Crabb Rd.	Temperance	MI	—	CEVA Logistics US, Inc. (TNT Holdings BV)	1978/1993	744,570	2,208	2,212	1,756
	10/31/2012	43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC (Tower Automotive Holdings I, LLC)	1996/1998	290,133	1,884	1,836	2,083
	12/31/2012	245 Salem Church Rd.	Mechanicsburg	PA	—	Exel Logistics, Inc. (NFC plc)	1985	252,000	868	864	0
2013	10/31/2013	7150 Exchequer Dr.	Baton Rouge	LA	—	Corporate Express Office Products, Inc. (CEX Holding, Inc.)	1998/2005	79,086	460	440	0
2014	1/2/2014	Moody Commuter & Tech Park	Moody	AL	—	CEVA Logistics US, Inc. (TNT Holdings BV)	2004	595,346	1,052	1,052	1,054
	1/31/2014	1133 Poplar Creek Rd.	Henderson	NC	—	Corporate Express Office Products, Inc. (Buhrmann, N.V.)	1998/2006	196,946	824	808	0
	12/31/2014	3686 South Central Ave.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	90,000	332	316	446
2015	12/31/2015	749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	150,000	452	488	525
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Clevite, Inc. (MAHLE Industries, Inc.)	1989	268,104	956	916	0
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	—	Harcourt, Inc. (Harcourt General, Inc.)	2001	559,258	3,332	3,428	0
	8/31/2016	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	1991/1994/1995/2005	247,088	792	792	0
	9/30/2016	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC (Dana Limited)	1989/2006	222,200	684	684	0
2017	2/28/2017	3456 Meyers Ave.	Memphis	TN	—	Sears, Roebuck & Company	1973	780,000	1,592	1,696	1,592
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	—	The McGraw-Hill Companies, Inc.	2002	330,988	1,152	1,164	0
	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase, Inc.	2002	244,851	1,056	1,088	1,165
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	—	Atlas Cold Storage America, LLC	2000	296,972	2,544	2,596	0
2018	5/31/2018	50 Tyger River Dr.	Duncan	SC	(6)	Plastic Omnium Exteriors, LLC	2005/2007/2008	221,833	900	900	0
	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	1973	772,450	1,348	1,344	1,347
2019	10/17/2019	10345 Philipp Pkwy	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L'Oreal USA, Inc.)	2004	649,250	2,292	2,612	3,149
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	—	James Hardie Building Products, Inc. (James Hardie NV)	1996/2001	425,816	3,400	3,400	0
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time, Inc.)	1986	229,605	1,112	1,276	0
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	1987	107,405	376	372	0
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	—	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	1975/1979/1995	443,380	5,252	0	1,802
2021	3/30/2021	121 Technology Dr.	Durham	NH	—	Heidelberg Web Systems, Inc.	1986/2002/2003	500,500	2,076	1,996	0
	3/31/2021	6050 Dana Way	Antioch	TN	—	W.M Wright Company	1999	338,700	1,016	1,016	0
	5/31/2021	477 Distribution Pkwy.	Collierville	TN	—	Federal Express Corporation	1984/1987/2005	120,000	480	404	0
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	1998/2001/2006	423,280	1,236	1,360	0
	12/31/2021	224 Harbor Freight Rd.	Dillon	SC	(6)	Harbor Freight Tools USA, Inc. (Central Purchasing, Inc.)	2001/2005	1,010,859	2,980	3,092	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies — Consolidated Portfolio — 9/30/08

Year of	Date of						Year		Annualized	Annualized	Fixed Rent at
Lease	Lease						Built/Renovated/	Sq.Ft. Leased	Cash Rent	GAAP Rent	Next Option
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Expanded	or Available (1)	($000) (2)	($000) (3)	($000) (4)
2023	4/30/2023	3600 Southgate Dr.	Danville	IL	—	The Sygma Network, Inc. (Sysco Corporation)	2000/2008	201,369	1,696	1,696	1,027
2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Limited)	1988/1999	336,350	1,344	1,344	1,402
		4010 Airpark Dr.	Owensboro	KY	—	Dana Structural Products, LLC (Dana Limited)	1998/2006	211,598	1,208	1,208	829
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Dana Structural Products, LLC (Dana Limited)	1989/1999/2000/2005	424,904	1,688	1,688	1,512
		730 North Black Branch Rd.	Elizabethtown	KY	—	Dana Structural Products, LLC (Dana Limited)	2001	167,770	536	536	558
		750 North Black Branch Rd.	Elizabethtown	KY	—	Dana Structural Products, LLC (Dana Limited)	1995/2000/2001	539,592	2,840	2,840	2,960
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Manufacturing Company	1997	458,000	1,944	2,252	2,164
2026	10/30/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass, Inc. (Libbey Inc.)	2006	646,000	1,940	2,164	0
NA	NA	191 Arrowhead Dr.	Hebron	OH	—	(Available for Lease)	1999	147,040	0	0	0
		250 Rittenhouse Cir.	Bristol	PA	—	(Available for Lease)	1983/1997	255,019	0	0	0
		3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	1987	33,954	0	0	0
		34 East Main St.	New Kingstown	PA	—	(Available for Lease)	1981	179,200	0	0	0
		4425 Purks Rd.	Auburn Hills	MI	—	(Available for Lease)	1987/1988/1998	183,717	0	0	0
		46600 Port St.	Plymouth	MI	—	(Available for Lease)	1996	134,160	0	0	0
		6 Doughten Rd.	New Kingstown	PA	(7)	(Available for Lease)(Prior tenant Carolina Logistics Services)	1989	330,000	56	56	0
		6050 Dana Way	Antioch	TN	—	(Available for Lease)	1999	338,700	0	0	0

INDUSTRIAL TOTAL/WEIGHTED AVERAGE						92.0% Leased		20,131,701	$73,544	$68,772

LEXINGTON REALTY TRUST
Property Leases and Vacancies — Consolidated Portfolio — 9/30/08

Year of	Date of						Year		Annualized	Annualized	Fixed Rent at
Lease	Lease						Built/Renovated/	Sq.Ft. Leased or	Cash Rent	GAAP Rent	Next Option
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Expanded	Available (1)	($000) (2)	($000) (3)	($000) (4)
RETAIL PROPERTIES
2008	10/31/2008	1000 US Hwy. 17	North Myrtle Beach	SC	—	Food Lion, Inc.	1981	43,021	144	3,668	0
		835 Julian Ave.	Thomasville	NC	—	Food Lion, Inc.	1983	23,767	108	108	0
2009	1/31/2009	35400 Cowan Rd.	Westland	MI	—	Sam's Real Estate Business Trust	1987/1997	101,402	752	752	0
	3/31/2009	2500 E. Carrier Pkwy.	Grand Prairie	TX	—	Safeway Stores, Inc.	1984	49,349	496	4,280	274
	9/30/2009	1032 Fort St. Mall	Honolulu	HI	—	Macy's Department Stores, Inc.	1979/2002	85,610	988	972	990
	12/31/2009	1066 Main St.	Forest Park	GA	—	Bank South, N.A. (Bank of America Corporation)	1969	14,859	216	188	199
		201 West Main St.	Cumming	GA	—	Bank South, N.A. (Bank of America Corporation)	1968/1982	14,208	216	288	198
		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank South, N.A. (Bank of America Corporation)	1972	6,260	120	96	112
		3468 Georgia Hwy. 120	Duluth	GA	—	Bank South, N.A. (Bank of America Corporation)	1971	9,300	144	152	133
		4545 Chamblee — Dunwoody Rd.	Chamblee	GA	—	Bank South, N.A. (Bank of America Corporation)	1972	4,565	96	76	88
		4733 Hills & Dales Rd.	Canton	OH	—	Bally's Total Fitness of the Midwest (Bally's Health & Tennis Corporation)	1987	37,214	448	396	0
		825 Southway Dr.	Jonesboro	GA	—	Bank South, N.A. (Bank of America Corporation)	1971	4,894	84	64	77
		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank South, N.A. (Bank of America Corporation)	1975	3,900	84	88	78
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank South, N.A. (Bank of America Corporation)	1973	5,704	104	88	95
2010	5/31/2010	24th St. West & St. John’s Ave.	Billings	MT	—	Safeway Stores, Inc.	1981	40,800	188	332	186
	7/1/2010	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC (Prior tenant The Kroger Company)	1983	42,130	128	128	134
2011	5/31/2011	18601 Alderwood Mall Blvd.	Lynnwood	WA	—	Toys "R" Us, Inc.	1981/1993	43,105	280	300	279
		4811 Wesley St.	Greenville	TX	—	Safeway Stores, Inc.	1985	48,492	172	240	171
		12535 Southeast 82nd Ave.	Clackamas	OR	—	Toys "R" Us, Inc.	1981	42,842	304	324	298
		6910 South Memorial Hwy.	Tulsa	OK	—	Toys "R" Us, Inc.	1981	43,123	256	272	255
	9/30/2011	928 First Ave.	Rock Falls	IL	—	Rock Falls Country Market, LLC (Rock Island Country Market, LLC)	1982	27,650	76	96	140
	12/29/2011	13133 Steubner Ave.	Houston	TX	—	The Kroger Company	1980	52,200	280	404	281
2012	4/30/2012	10415 Grande Ave.	Sun City	AZ	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	164	264	0
		119 North Balboa Rd.	El Paso	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	164	136	0
		402 East Crestwood Dr.	Victoria	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	164	116	0
		4121 South Port Ave.	Corpus Christi	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	164	136	0
		900 South Canal St.	Carlsbad	NM	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	164	104	0
		901 West Expwy.	McAllen	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	164	164	0
	5/31/2012	12000 East Mississippi Ave.	Aurora	CO	—	Safeway Stores, Inc.	1981/1996	24,000	256	276	257
		3451 Alta Mesa Blvd.	Fort Worth	TX	—	Minyard Food Stores, Inc.	1985	44,000	304	360	304
		Old Mammoth Rd./Meridian Blvd.	Mammoth Lakes	CA	—	Safeway Stores, Inc.	1982	44,425	412	576	410
	11/30/2012	101 West Buckingham Rd.	Garland	TX	—	Minyard Food Stores, Inc.	1982	40,000	324	324	326
		120 South Waco St.	Hillsboro	TX	—	Brookshire Grocery	1985	35,000	160	188	161
		1415 Hwy. 377 East	Granbury	TX	—	The Kroger Company	1982	35,000	204	316	203
		205 Homer Rd.	Minden	LA	—	Brookshire Grocery	1985	35,000	192	284	193

LEXINGTON REALTY TRUST
Property Leases and Vacancies — Consolidated Portfolio — 9/30/08

Year of	Date of						Year		Annualized	Annualized	Fixed Rent at
Lease	Lease						Built/Renovated/	Sq.Ft. Leased or	Cash Rent	GAAP Rent	Next Option
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Expanded	Available (1)	($000) (2)	($000) (3)	($000) (4)
2013	2/28/2013	US 221 & Hospital Rd.	Jefferson	NC	—	Food Lion, Inc.	1981	23,000	72	72	73
		104 Branchwood Shopping Center	Jacksonville	NC	—	Food Lion, Inc.	1982/1995	23,000	84	112	84
		291 Talbert Blvd.	Lexington	NC	—	Food Lion, Inc.	1981	23,000	140	140	138
		S. Carolina 52/52 Bypass	Moncks Corner	SC	—	Food Lion, Inc.	1982	23,000	60	124	62
		3211 West Beverly St.	Staunton	VA	—	Food Lion, Inc.	1971	23,000	164	164	166
	7/1/2013	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Company	1982	31,170	160	212	159
		302 Coxcreek Pkwy.	Florence	AL	—	The Kroger Company	1983	42,130	224	312	223
	10/31/2013	1084 East Second St.	Franklin	OH	—	Marsh Supermarkets, Inc.	1961/1978	29,119	112	156	111
		130 Midland Ave.	Port Chester	NY	—	Pathmark Stores, Inc.	1982	59,000	1,116	1,196	458
		5104 North Franklin Rd.	Lawrence	IN	—	Marsh Supermarkets, Inc.	1958	28,721	192	192	193
		Brown Mill Rd./US 601	Concord	NC	—	Food Lion, Inc.	1983	32,259	196	164	197
		Little Rock Rd./Tuckaseegee Rd.	Charlotte	NC	—	Food Lion, Inc.	1982/1997	33,640	96	152	98
2014	3/31/2014	1642 Williams Ave.	Grants Pass	OR	—	Safeway Stores, Inc.	1984	33,770	292	216	162
		Bisbee Naco Hwy. & Hwy. 92	Bisbee	AZ	—	Safeway Stores, Inc.	1984	30,181	272	204	152
		N.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers Inc.	1984	30,757	332	76	185
		Grant Rd. & Craycroft Road	Tucson	AZ	—	Safeway Stores, Inc.	1983	37,268	364	304	202
		224th St. & Meridan Ave.	Graham	WA	—	Safeway Stores, Inc.	1984	44,718	412	384	229
		400 East Meridian Ave.	Milton	WA	—	Safeway Stores, Inc.	1984	44,718	476	416	264
		228th Ave., Northeast	Redmond	WA	—	Safeway Stores, Inc.	1984	44,718	504	508	279
		4512 North Market St.	Spokane	WA	—	Safeway Stores, Inc.	1984	38,905	376	264	208
2015	1/25/2015	3711 Gateway Dr.	Eau Claire	WI	—	Kohl's Department Stores, Inc.	1994	76,164	468	464	487
	1/31/2015	1700 State Route 160	Port Orchard	WA	—	Save-A-Lot, Ltd.	1983	16,037	80	80	97
2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	—	Malone's Food Stores	1960	68,024	360	480	376
	4/30/2017	2401 Wooton Pkwy.	Rockville	MD	—	GFS Realty, Inc. (Giant Food, Inc.)	1977	51,682	116	152	92
	11/30/2017	10340 U.S. 19	Port Richey	FL	—	Kingswere Furniture	1980	53,820	0	0	400
2018	2/26/2018	4831 Whipple Ave., Northwest	Canton	OH	—	Best Buy Company, Inc.	1995	46,350	464	468	465
		399 Peachwood Centre Dr.	Spartanburg	SC	—	Best Buy Company, Inc.	1996	45,800	396	396	395
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Corporation	1992	94,970	696	328	0
		12080 Carmel Mountain Rd.	San Diego	CA	—	Sears Holding Corporation	1993	107,210	788	752	0
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation	1993	120,727	1,164	480	0
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation	1993	107,489	1,236	556	0
		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation	1993	193,193	1,752	732	0
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation	1993/1999	90,933	816	348	0
2021	1/31/2021	3040 Josey Ln.	Carrollton	TX	—	Ong's Family Inc.	1984	61,000	240	404	0
2028	1/31/2028	2010 Apalachee Pkwy.	Tallahassee	FL	—	Kohl's Department Stores, Inc.	2007	102,381	400	420	484
	8/31/2028	9803 Edmonds Way	Edmonds	WA	—	PCC Natural Markets	1981	34,459	200	200	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies — Consolidated Portfolio — 9/30/08

Year of	Date of						Year		Annualized	Annualized	Fixed Rent at
Lease	Lease						Built/Renovated/	Sq.Ft. Leased or	Cash Rent	GAAP Rent	Next Option
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Expanded	Available (1)	($000) (2)	($000) (3)	($000) (4)
NA	NA	1700 State Route 160	Port Orchard	WA	—	(Available for Lease)	1983	11,931	0	0	0
		3621 E Lincoln Way	Cheyenne	WY	—	(Available for Lease)	1981	31,420	0	0	0
		5402 4th St.	Lubbock	TX	—	(Available for Lease)	1978	53,820	0	0	0
		5544 Atlanta Hwy.	Montgomery	AL	—	(Available for Lease)	1980/2007	60,698	0	0	0
		9400 South 755 East	Sandy	UT	—	(Available for Lease)	1981	41,612	0	0	0
		Kipling St. & Bowles Ave.	Littleton	CO	—	(Available for Lease)	1981	29,360	0	0	0
	RETAIL TOTAL/WEIGHTED AVERAGE					92.9% Leased		3,236,974	23,340	28,184

	TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE					93.82% Leased		41,160,090	387,868	376,096

Footnote

(1)	Square foot leased or vacant includes those tenants with month-to-month leases.

(2)	Calculated by annualizing the three months ended 9/30/08 cash rent.

(3)	Calculated by annualizing the three months ended 9/30/08 GAAP base rent.

(4)	Rent at option rate listed for those lease contracts where a set rent in dollars is specified, as it relates to Fixed Rent at Next Option.

(5)	Lesser of the noted rent or a function of fair market value such as 100%, 95%, or 90%.

(6)	Greater of the noted rent or a function of fair market value such as 100%, 95%, or 90%.

(7)	Rents from tenants prior to expiration of lease, prior tenant has vacated.

LEXINGTON REALTY TRUST
Property Leases and Vacancies — Net Lease Strategic Asset Fund Portfolio — 9/30/08

Year of	Date of						Year		Annualized	Annualized	Fixed Rent at
Lease	Lease						Built/Renovated/	Sq.Ft. Leased or	Cash Rent	GAAP Rent	Next Option
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Expanded	Available (1)	($000) (2)	($000) (3)	($000) (4)
NET LEASE STRATEGIC ASSET FUND PROPERTIES
2009	9/30/2009	109 Stevens St.	Jacksonville	FL	(5)	Unisource Worldwide, Inc.	1959/1967	168,800	620	568	0
2010	8/17/2010	904 Industrial Rd.	Marshall	MI	—	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	1968/1972	195,640	624	624	0
	10/31/2010	265 Lehigh St.	Allentown	PA	—	Wachovia Bank N.A.	1980	71,230	248	572	261
		5201 West Barraque St.	Pine Bluff	AR	—	Entergy Services, Inc.	1964/1973	27,189	192	192	192
2011	5/31/2011	1200 Jupiter Rd.	Garland	TX	—	Raytheon Company	1980	278,759	1,508	2,052	1,588
	7/15/2011	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International, Inc.	1986/1997/2000	252,300	2,452	3,100	0
2012	4/30/2012	3600 Army Post Rd.	Des Moines	IA	(6)	Electronic Data Systems LLC	2002	405,000	2,852	2,968	0
	5/31/2012	101 Creger Dr.	Ft. Collins	CO	—	Lithia Motors	1982	10,000	276	236	0
2013	5/31/2013	2401 Cherahala Blvd.	Knoxville	TN	—	Advance PCS, Inc.	2002	59,748	900	900	0
	6/30/2013	420 Riverport Rd.	Kingsport	TN	—	American Electric Power	1981	42,770	312	308	310
		8555 South River Pkwy.	Tempe	AZ	(6)	ASM Lithography, Inc. (ASM Lithography Holding NV)	1998	95,133	2,356	2,124	0
	10/31/2013	3943 Denny Ave.	Pascagoula	MS	—	Northrop Grumman Systems Corporation	1995	94,841	680	680	0
	12/31/2013	120 Southeast Parkway Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	1970/1983	289,330	1,476	652	735
2014	1/31/2014	1401 & 1501 Nolan Ryan Parkway	Arlington	TX	—	Siemens Dematic Postal Automation, L.P.	2003	236,547	2,460	2,724	0
	4/30/2014	12000 & 12025 Tech Center Dr.	Livonia	MI	(6)	Kelsey-Hayes Company (TRW Automotive Inc.)	1987/1988/1990	180,230	1,988	2,072	0
	6/30/2014	70 Mechanic St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1965/1967/1971	251,914	0	(412)	2,817
	12/31/2014	324 Industrial Park Rd.	Franklin	NC	(5)	SKF USA, Inc.	1996	72,868	396	396	0
2015	6/30/2015	1901 49th Ave.	Minneapolis	MN	(5)	Owens Corning Roofing and Asphalt, LLC	2003	18,620	588	588	0
		2500 Patrick Henry Pkwy	McDonough	GA	—	Georgia Power Company	1999	111,911	1,476	1,136	0
		2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	2000/2003	300,500	780	808	853
		3711 San Gabriel	Mission	TX	—	Voicestream PCS II Corporation (T-Mobile USA, Inc.)	2003	75,016	900	1,020	0
	9/27/2015	9110 Grogans Mill Rd.	Houston	TX	—	Baker Hughes, Inc.	1992	275,750	1,680	3,148	0
		2529 West Thorne Dr.	Houston	TX	—	Baker Hughes, Inc.	1982/1999	65,500	1,532	836	0
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas	2001	108,800	1,524	1,616	0
	5/14/2016	6455 State Hwy 303 Northeast	Bremerton	WA	—	Nextel West Corporation	2002	60,200	1,084	1,164	0
	9/30/2016	1440 East 15th St.	Tucson	AZ	—	Cox Communications, Inc.	1988	28,591	480	548	0
	11/30/2016	736 Addison Rd.	Erwin	NY	(6)	Corning, Inc.	2006	408,000	1,112	1,272	0
2017	12/31/2017	11411 North Kelly Avenue	Oklahoma City	OK	—	American Golf Corporation	1991/1996	13,924	476	480	0
2018	3/15/2018	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. (Experian North America)	1981/1983	292,700	516	3,836	0
	8/31/2018	3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing, L.P.	2007	62,218	1,100	1,100	0
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	Voice Stream PCS I, LLC (T-Mobile USA, Inc.)	2004	77,484	1,436	1,572	0
	6/28/2019	3265 East Goldstone Dr.	Meridian	ID	(6)	Voicestream PCS II Corporation (T-Mobile USA, Inc.)	2004	77,484	1,240	1,364	0
	10/31/2019	17191 St. Luke’s Way	The Woodlands	TX	—	Montgomery County Management Company, LLC	2004	41,000	716	964	0
		9601 Renner Blvd.	Lenexa	KS	(6)	Voicestream PCS II Corporation (T-Mobile USA, Inc.)	2004	77,484	1,244	1,392	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies — Net Lease Strategic Asset Fund Portfolio — 9/30/08

Year of	Date of						Year		Annualized	Annualized	Fixed Rent at
Lease	Lease						Built/Renovated/	Sq.Ft. Leased or	Cash Rent	GAAP Rent	Next Option
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Expanded	Available (1)	($000) (2)	($000) (3)	($000) (4)
2020	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	2005	133,221	1,200	1,200	0
	6/30/2020	10419 North 30th St.	Tampa	FL	—	Time Customer Service, Inc.	1986	132,981	1,256	1,448	0
	8/31/2020	First Park Dr.	Oakland	ME	(6)	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	2005	78,610	1,240	1,148	0
	11/30/2020	11555 University Blvd.	Sugar Land	TX	—	KS Management Services, LLP (St. Luke's Episcopal Health System Corporation)	2005	72,683	1,116	1,252	0
2021	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Limited)	1999/2004	150,945	1,844	1,932	0
2025	7/14/2025	590 Ecology Ln.	Chester	SC	—	Owens Corning, Inc.	2001/2005	420,597	2,184	2,168	1,678
2026	8/31/2026	25500 State Hwy 249	Tomball	TX	—	Parkway Chevrolet, Inc. (R. Durdin, J. Durdin)	2005	77,076	1,260	1,508	0
2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	(6)	Silver Spring Gardens, Inc. (Huntsinger Farms, Inc.)	1993/2004	159,000	932	1,172	0

	NET LEASE STRATEGIC ASSET FUND TOTAL/WEIGHTED AVERAGE					100.0% Leased		6,052,594	48,256	54,428

Footnotes

(1)	Square foot leased or vacant includes those tenants with month-to-month leases.

(2)	Calculated by annualizing the three months ended 9/30/08 cash rent.

(3)	Calculated by annualizing the three months ended 9/30/08 GAAP base rent.

(4)	Rent at option rate listed for those lease contracts where a set rent in dollars is specified, as it relates to Fixed Rent at Next Option.

(5)	Lesser of the noted rent or a function of fair market value such as 100%, 95%, or 90%.

(6)	Greater of the noted rent or a function of fair market value such as 100%, 95%, or 90%.

LEXINGTON REALTY TRUST
Unleveraged Properties by Property Type
9/30/2008

						Annualized	Annualized
					Original Gross Book	Cash Rent	GAAP Rent
	Property Location	City	State	Net Rentable Area	Value ($000) (3)	($000) (1)	($000) (2)

Office	11201 Renner Blvd.	Lenexa	KS	178,000	$39,261	$2,944	$3,272
	160 Clairemont Ave.	Decatur	GA	121,686	$15,928	$648	$648
	1600 Viceroy Dr.	Dallas	TX	212,749	$41,672	$1,820	$2,176
	1770 Cartwright Rd.	Irvine	CA	149,194	$34,046	$2,616	$2,732
	2300 Litton Ln.	Hebron	KY	83,441	$9,581	$424	$456
	3535 Calder Ave.	Beaumont	TX	49,639	$3,909	$684	$684
	4200 RCA Blvd.	Palm Beach Gardens	FL	114,518	$19,151	$2,232	$2,260
	500 Olde Worthington Rd.	Westerville	OH	97,000	$13,839	$1,112	$1,256
	656 Plainsboro Rd.	Plainsboro	NJ	4,060	$808	$128	$92
	848 Main St. & 849 Front St.	Evanston	WY	29,500	$3,339	$116	$168

Industrial	1601 Pratt Ave.	Marshall	MI	58,300	$939	$120	$120
	2425 Hwy. 77 North	Waxahachie	TX	425,816	$32,612	$3,400	$3,400
	250 Rittenhouse Cir.	Bristol	PA	255,019	$14,041	$—	$—
	3456 Meyers Ave.	Memphis	TN	780,000	$14,910	$1,592	$1,696
	50 Tyger River Dr.	Duncan	SC	221,833	$13,017	$900	$900
	75 North St.	Saugerties	NY	52,000	$1,330	$124	$232
	7670 Hacks Cross Rd.	Olive Branch	MS	268,104	$10,954	$956	$916
	900 Industrial Blvd.	Crossville	TN	222,200	$7,690	$684	$684

Retail	10340 U.S. 19	Port Richey	FL	53,820	$3,040	$—	$—
	104 Branchwood Shopping Center	Jacksonville	NC	23,000	$709	$84	$112
	10415 Grande Ave.	Sun City	AZ	10,000	$4,650	$164	$264
	1066 Main St.	Forest Park	GA	14,859	$2,400	$216	$188
	1084 East Second St.	Franklin	OH	29,119	$1,840	$112	$156
	119 North Balboa Rd.	El Paso	TX	10,000	$2,280	$164	$136
	120 South Waco St.	Hillsboro	TX	35,000	$2,280	$160	$188
	12000 East Mississippi Ave.	Aurora	CO	24,000	$3,060	$256	$276
	12535 Southeast 82nd Ave.	Clackamas	OR	42,842	$3,371	$304	$324
	130 Midland Ave.	Port Chester	NY	59,000	$6,760	$1,116	$1,196
	13133 Steubner Ave.	Houston	TX	52,200	$3,490	$280	$404
	1415 Hwy. 377 East	Granbury	TX	35,000	$2,700	$204	$316
	1610 South Westmoreland Ave.	Dallas	TX	68,024	$5,925	$360	$480
	1642 Williams Ave.	Grants Pass	OR	33,770	$2,270	$292	$216
	1698 Mountain Industrial Blvd.	Stone Mountain	GA	5,704	$1,170	$104	$88
	1700 State Route 160	Port Orchard	WA	27,968	$3,566	$80	$80

LEXINGTON REALTY TRUST
Unleveraged Properties by Property Type
9/30/2008

					Annualized	Annualized
				Original Gross Book	Cash Rent	GAAP Rent
Property Location	City	State	Net Rentable Area	Value ($000) (3)	($000) (1)	($000) (2)

18601 Alderwood Mall Blvd.	Lynnwood	WA	43,105	$3,147	$280	$300
201 West Main St.	Cumming	GA	14,208	$3,390	$216	$288
2010 Apalachee Pkwy.	Tallahassee	FL	102,381	$3,700	$400	$420
205 Homer Rd.	Minden	LA	35,000	$3,360	$192	$284
2223 North Druid Hills Rd.	Atlanta	GA	6,260	$1,450	$120	$96
224th St. & Meridan Ave.	Graham	WA	44,718	$3,200	$412	$384
228th Ave., Northeast	Redmond	WA	44,718	$3,910	$504	$508
24th St. West & St. John’s Ave.	Billings	MT	40,800	$3,500	$188	$332
2500 E. Carrier Pkwy.	Grand Prairie	TX	49,349	$3,840	$496	$4,280
291 Talbert Blvd.	Lexington	NC	23,000	$2,460	$140	$140
3040 Josey Ln.	Carrollton	TX	61,000	$3,055	$240	$404
3211 West Beverly St.	Staunton	VA	23,000	$1,958	$164	$164
3451 Alta Mesa Blvd.	Fort Worth	TX	44,000	$4,830	$304	$360
3468 Georgia Hwy. 120	Duluth	GA	9,300	$1,950	$144	$152
399 Peachwood Centre Dr.	Spartanburg	SC	45,800	$4,167	$396	$396
400 East Meridian Ave.	Milton	WA	44,718	$3,690	$476	$416
402 East Crestwood Dr.	Victoria	TX	10,000	$1,870	$164	$116
4121 South Port Ave.	Corpus Christi	TX	10,000	$2,280	$164	$136
4512 North Market St.	Spokane	WA	38,905	$2,910	$376	$264
4545 Chamblee — Dunwoody Rd.	Chamblee	GA	4,565	$1,170	$96	$76
4811 Wesley St.	Greenville	TX	48,492	$2,120	$172	$240
4831 Whipple Ave., Northwest	Canton	OH	46,350	$4,417	$464	$468
5104 North Franklin Rd.	Lawrence	IN	28,721	$2,870	$192	$192
5544 Atlanta Hwy.	Montgomery	AL	60,698	$3,940	$—	$—
6910 South Memorial Hwy.	Tulsa	OK	43,123	$2,879	$256	$272
825 Southway Dr.	Jonesboro	GA	4,894	$1,120	$84	$64
900 South Canal St.	Carlsbad	NM	10,000	$2,160	$164	$104
901 West Expwy.	McAllen	TX	10,000	$2,110	$164	$164
956 Ponce de Leon Ave.	Atlanta	GA	3,900	$1,160	$84	$88
Bisbee Naco Hwy. & Hwy. 92	Bisbee	AZ	30,181	$2,120	$272	$204
Grant Rd. & Craycroft Road	Tucson	AZ	37,268	$2,830	$364	$304
N.E.C. 45th St./Lee Blvd.	Lawton	OK	30,757	$2,560	$332	$76
Old Mammoth Rd./Meridian Blvd.	Mammoth Lakes	CA	44,425	$5,240	$412	$576
S. Carolina 52/52 Bypass	Moncks Corner	SC	23,000	$1,310	$60	$124

LEXINGTON REALTY TRUST
Unleveraged Properties by Property Type
9/30/2008

					Annualized	Annualized
				Original Gross Book	Cash Rent	GAAP Rent
Property Location	City	State	Net Rentable Area	Value ($000) (3)	($000) (1)	($000) (2)

US 221 & Hospital Rd.	Jefferson	NC	23,000	$1,070	$72	$72

Total Unleveraged Properties			4,987,001	$424,281	$32,960	$38,580

Footnotes

(1)	Calculated by annualizing the three months ended 9/30/2008 cash rent.

(2)	Calculated by annualizing the three months ended 9/30/2008 GAAP rent.

(3)	Represents original GAAP capitalized costs.

LEXINGTON REALTY TRUST
Term Loan Collateral by Property Type
9/30/2008

					Term Loan
					Outstanding	Original Gross Book	Annualized Cash	Annualized GAAP
	Property Location	City	State	Net Rentable Area	($000) (4)	Value($000) (3)	Rent 000) (1)	Rent ($000) (2)

Office	100 Light St.	Baltimore	MD	523,240		$167,860	$12,520	$12,520
	12209 West Markham St.	Little Rock	AR	36,311		$4,010	$236	$236
	13430 North Black Canyon Fwy.	Phoenix	AZ	138,940		$23,053	$1,624	$1,632
	147 Milk St.	Boston	MA	52,337		$20,074	$1,532	$1,680
	1900 L. Don Dodson Dr.	Bedford	TX	202,493		$9,154	$—	$928
	207 Mockingbird Ln.	Johnson City	TN	63,800		$10,120	$676	$756
	26555 Northwestern Hwy.	Southfield	MI	187,163		$12,853	$1,160	$1,420
	288 North Broad St.	Elizabeth	NJ	30,000		$5,610	$636	$480
	3165 McKelvey Rd.	Bridgeton	MO	52,994		$5,850	$384	$528
	3333 Coyote Hill Rd.	Palo Alto	CA	202,000		$33,400	$3,500	$3,392
	350 Pine St.	Beaumont	TX	425,198		$25,337	$4,104	$4,376
	5550 Tech Center Dr.	Colorado Springs	CO	61,690		$6,790	$840	$748
	6277 Sea Harbor Dr.	Orlando	FL	355,840		$51,421	$4,644	$3,736
	6301 Gaston Ave.	Dallas	TX	173,855		$22,047	$1,396	$1,396
	King St.	Honolulu	HI	230,063		$35,931	$1,444	$1,380
	Sandlake Rd./Kirkman Rd.	Orlando	FL	184,000		$11,900	$960	$1,868

Industrial	10590 Hamilton Ave.	Cincinnati	OH	247,088		$9,708	$792	$792
	113 Wells St.	North Berwick	ME	820,868		$36,640	$2,344	$2,344
	1650-1654 Williams Rd.	Columbus	OH	772,450		$16,459	$1,348	$1,344
	191 Arrowhead Dr.	Hebron	OH	250,000		$5,334	$276	$276
	200 Arrowhead Dr.	Hebron	OH	401,260		$8,461	$1,028	$984
	2455 Premier Dr.	Orlando	FL	205,016		$6,290	$508	$784
	2880 Kenny Biggs Rd.	Lumberton	NC	423,280		$15,416	$1,236	$1,360
	3350 Miac Cove Rd.	Memphis	TN	141,359		$12,591	$376	$372
	477 Distribution Pkwy.	Collierville	TN	120,000		$3,797	$480	$404

Retail	1000 US Hwy. 17	North Myrtle Beach	SC	43,021		$1,770	$144	$3,668
	101 West Buckingham Rd.	Garland	TX	40,000		$5,380	$324	$324
	1032 Fort St. Mall	Honolulu	HI	85,610		$11,147	$988	$972
	1053 Mineral Springs Rd.	Paris	TN	31,170		$1,450	$160	$212
	1600 East 23rd St.	Chattanooga	TN	42,130		$2,770	$128	$128
	302 Coxcreek Pkwy.	Florence	AL	42,130		$3,360	$224	$312
	3621 E Lincoln Way	Cheyenne	WY	31,420		$2,930	$—	$—
	5402 4th St.	Lubbock	TX	53,820		$2,110	$—	$—

LEXINGTON REALTY TRUST
Term Loan Collateral by Property Type
9/30/2008

				Term Loan
				Outstanding	Original Gross Book	Annualized Cash	Annualized GAAP
Property Location	City	State	Net Rentable Area	($000) (4)	Value($000) (3)	Rent 000) (1)	Rent ($000) (2)

835 Julian Ave.	Thomasville	NC	23,767		$2,620	$108	$108
928 First Ave.	Rock Falls	IL	27,650		$1,140	$76	$96
9400 South 755 East	Sandy	UT	41,612		$4,880	$—	$—
9803 Edmonds Way	Edmonds	WA	34,459		$3,813	$200	$200
Brown Mill Rd./US 601	Concord	NC	32,259		$1,932	$196	$164
Little Rock Rd./Tuckaseegee Rd.	Charlotte	NC	33,640		$1,610	$96	$152

Total Term Loan Collateral			6,863,933	$197,931	$607,018	$46,688	$52,072

Footnotes

(1)	Calculated by annualizing the three months ended 9/30/2008 cash rent.

(2)	Calculated by annualizing the three months ended 9/30/2008 GAAP rent.

(3)	Represents original GAAP capitalized costs.

(4)	Aggregate amount of $197,931 is secured by all properties in the collateral pool.

LEXINGTON REALTY TRUST
2009 Mortgage Maturities by Property Type
9/30/2008

					Mortgage		Original Gross	Annualized	Annualized
				Net Rentable	Balance at	Maturity	Book Value	Cash Rent	GAAP Rent
	Property Location	City	State	Area	Maturity ($000)	Date	($000) (3)	($000) (1)	($000) (2)

Office	1500 Hughes Way	Long Beach	CA	490,054	$—	01/2009	$112,383	$16,988	$10,040
	15375 Memorial Dr.	Houston	TX	327,325	$18,229	10/2009	$45,792	$3,600	$4,252
	180 Rittenhouse Cir.	Bristol	PA	96,000	$5,228	04/2009	$8,782	$1,032	$1,100
	2210 Enterprise Dr.	Florence	SC	177,747	$8,445	02/2009	$16,176	$1,748	$1,748
	255 California St.	San Francisco	CA	169,927	$20,000	12/2009	$53,772	$4,204	$4,576
	295 Chipeta Way	Salt Lake City	UT	295,000	$—	10/2009	$55,404	$6,320	$6,320
	5724 West Las Positas Blvd.	Pleasanton	CA	40,914	$3,808	12/2009	$6,544	$828	$680

Industrial	1133 Poplar Creek Rd.	Henderson	NC	196,946	$3,854	05/2009	$7,442	$824	$808
	1665 Hughes Way	Long Beach	CA	200,541	$—	01/2009	$18,419	$2,984	$1,680
	250 Swathmore Ave.	High Point	NC	244,851	$7,741	10/2009	$13,248	$1,056	$1,088
	7150 Exchequer Dr.	Baton Rouge	LA	79,086	$1,478	03/2009	$4,001	$460	$440

Retail	35400 Cowan Rd.	Westland	MI	101,402	$—	09/2009	$7,221	$752	$752
	4733 Hills & Dales Rd.	Canton	OH	37,214	$—	02/2009	$4,422	$448	$396

	Total 2009 Mortgage Maturities			2,457,007	$68,783	—	$353,606	$41,244	$33,880

	GRAND TOTAL			14,307,941	$266,714	—	$1,384,905	$120,892	$124,532

Footnotes

(1)	Calculated by annualizing the three months ended 9/30/2008 cash rent.

(2)	Calculated by annualizing the three months ended 9/30/2008 GAAP rent.

(3)	Represents original GAAP capitalized costs.

LEXINGTON REALTY TRUST
2008 Third Quarter Disposition Summary
DISPOSITIONS

			Property	Gross Sale Price	Gain Recognized		Month of
Tenants/Guarantors	Location		Type	($000)	($000)	Cash Cap Rate	Disposition
1 GFS Realty, Inc. (Giant Food, Inc.)	Columbia	MD	Retail	$5,000	$3,023	6.0%	July
2 GFS Realty, Inc. (Giant Food, Inc.)	Oxon Hill	MD	Retail	$4,000	$2,650	5.1%	July
3 Citizens Bank of Pennsylvania -13 Properties	Various	PA	Retail	$13,600	$1,701	7.3%	Sept

15 TOTAL DISPOSITIONS				$22,600	$7,374	6.6%

LEXINGTON REALTY TRUST
2008 Third Quarter Acquisition Summary
ACQUISITIONS

							Estimated
					Estimated		Current
					Average Annual		Annual Cash
			Property	Basis	GAAP Rent, Net	Average	Rent, Net	Current Cash
Tenants/Guarantors	Location		Type	($000)	($000)	GAAP Yield	($000)	Yield	Lease Due
1 Applebee’s Services, Inc. (DineEquity, Inc.)	Lenexa	KS	Office	$39,261	$3,902	9.9%	$3,510	8.9%	07/2023
2 Global Healthcare Exchange	Louisville	CO	Office	$16,870	$1,600	9.5%	$1,251	7.4%	04/2017

2 TOTAL ACQUISITIONS				$56,131	$5,502	9.8%	$4,761	8.5%

LEXINGTON REALTY TRUST
2008 Third Quarter Leasing Summary
NEW LEASES

						New Cash	New GAAP
				Lease		Rent Per	Rent Per
			Property	Expiration		Annum	Annum
Tenants/Guarantors	Location		Type	Date	Sq. Ft.	($000)	($000)
1 Advanstar Communication, Inc.	Irvine	CA	Office	02/2016	34,418	$630	$630
2 Corona Resources, LTD	Dallas	TX	Office	10/2013	690	$10	$10
3 Fluor Enterprises, Inc. (1)	Long Beach	CA	Office	02/2014	86,610	$1,871	$1,992
4 Office Suites Plus Properties, Inc.	Decatur	GA	Office	07/2019	18,838	$405	$432
5 Rubber Duck Creative, LLC	Dallas	TX	Office	08/2009	1,220	$15	$15
6 Spears & Spears P.C.	Decatur	GA	Office	12/2013	1,937	$43	$44

6 TOTAL NEW LEASES					143,713	$2,974	$3,123

LEASE EXTENSIONS

						New Cash	Prior Cash	New GAAP	Prior GAAP
				Lease		Rent Per	Rent Per	Rent Per	Rent Per
			Property	Expiration		Annum	Annum	Annum	Annum
Tenants/Guarantors	Location		Type	Date	Sq. Ft.	($000)	($000)	($000)	($000)
1 Aminex Corp.	Dallas	TX	Office	10/2011	874	$14	$13	$14	$13
2 CDI Corporation	Beaumont	TX	Office	06/2009	8,726	$144	$105	$105	$144
3 Damar Services Inc.	Indianapolis	IN	Office	03/2009	5,756	$40	$40	$40	$40
4 East Dallas Lakewood People, Inc.	Dallas	TX	Office	12/2016	10,222	$158	$64	$158	$64
5 Jones Management Service Company	Bristol	PA	Office	07/2018	96,000	$1,032	$1,032	$1,102	$970
6 Northwest Pipeline Corporation (2)	Salt Lake City	UT	Office	09/2018	295,000	$3,701	$6,202	$3,499	$6,202
7 SMS Research & Marketing Services, Inc.	Honolulu	HI	Office	03/2014	5,399	$62	$84	$62	$84
8 The Elder and Disability Law Firm of Victoria Collier	Decatur	GA	Office	09/2014	2,419	$34	$34	$54	$36
9 The Sygma Network, Inc.	Danville	IL	Industrial	04/2023	201,369	$1,719	$933	$1,719	$933
10 Transfair North America International Freight Services, Inc.	Evanston	WY	Office	07/2009	731	$5	$5	$5	$5
11 Willis Henry Moore dba Pacific and Asian Heritage	Honolulu	HI	Office	08/2013	360	$5	$5	$5	$5
12 Windell Investments, Inc.	Irvine	CA	Office	12/2008	6,348	$117	$117	$117	$117

12 TOTAL LEASE EXTENSIONS					633,204	$7,031	$8,634	$6,880	$8,613

18 TOTAL NEW AND RENEWED LEASES					776,917	$10,005	$8,634	$10,003	$8,613

Footnotes
(1)	Direct lease with current sub- tenant at property, effective 1/1/09.

(2)	Option exercised by tenant effective 10/1/09, debt service during option period reduced from $2,901 to $0.

LEXINGTON REALTY TRUST
2008 Third Quarter Debt Summary
NEW FINANCING

			Property	Amount
Tenants/Guarantors	Location		Type	($000)	Rate	Maturity
1 Global Healthcare Exchange	Louisville	CO	Office	$7,545	5.83%	01/2012

1 TOTAL FINANCING				$7,545	5.83%

DEBT RETIRED

	Face	Payoff
Debt	($000)	($000)	Rate	Due Date
1 Exchangeable Guaranteed Notes	$25,500	$22,778	5.45%	01/2012
2 Term Loan	$4,489	$4,489	3.05%	06/2009
3 Term Loan	$1,122	$1,122	5.52%	03/2013
4 Canton, OH Mortgage	$2,936	$2,936	7.15%	Matured
5 Spartanburg, SC Mortgage	$2,438	$2,438	7.15%	Matured
6 Irvine, CA Mortgage	$1,391	$1,391	9.34%	Matured
7 Columbia, MD Mortgage	$777	$777	8.63%	Property Sale

7 TOTAL RETIRED	$38,653	$35,931

LEXINGTON REALTY TRUST
Lease Rollover Schedule by Property Type — Cash Basis
9/30/2008

	Office			Industrial			Retail
	Net Rentable	Cash Rental	Net Rent	Net Rentable	Cash Rental	Net Rent	Net Rentable	Cash Rental	Net Rent
Year	Area	Revenue ($000)	PSF	Area	Revenue ($000)	PSF	Area	Revenue ($000)	PSF
2008	531,242	$17,800	$33.51	303,501	$3,260	$10.74	66,788	$252	$3.77
2009	1,534,798	$24,288	$15.82	453,260	$1,152	$2.54	337,265	$3,748	$11.11
2010	1,081,504	$19,316	$17.86	1,723,112	$5,252	$3.05	82,930	$316	$3.81
2011	536,022	$10,956	$20.44	1,309,835	$4,676	$3.57	257,412	$1,368	$5.31
2012	1,559,591	$22,112	$14.18	2,450,703	$8,256	$3.37	317,425	$2,836	$8.93
2013	1,974,329	$28,924	$14.65	79,086	$460	$5.82	371,039	$2,616	$7.05
2014	2,182,163	$39,160	$17.95	882,292	$2,208	$2.50	305,035	$3,028	$9.93
2015	1,817,531	$34,584	$19.03	150,000	$452	$3.01	92,201	$548	$5.94
2016	667,239	$10,044	$15.05	1,296,650	$5,764	$4.45	—	$—	$—
2017	372,052	$4,824	$12.97	1,652,811	$6,344	$3.84	176,412	$476	$2.70
2018	1,126,272	$19,956	$17.72	994,283	$2,248	$2.26	806,672	$7,312	$9.06
2019	1,417,767	$18,500	$13.05	649,250	$2,292	$3.53	—	$—	$—
2020	186,865	$2,928	$15.67	1,206,206	$10,140	$8.41	—	$—	$—
2021	454,860	$7,492	$16.47	2,393,339	$7,788	$3.25	61,000	$240	$3.93
2022	52,337	$1,532	$29.27	—	$—	$—	—	$—	$—
2023	425,254	$5,016	$11.80	201,369	$1,696	$8.42	—	$—	$—
2024	—	$—	$—	—	$—	$—	—	$—	$—
2025	145,200	$2,296	$15.81	2,138,214	$9,560	$4.47	—	$—	$—
2026	—	$—	$—	646,000	$1,940	$3.00	—	$—	$—
2027	—	$—	$—	—	$—	$—	—	$—	$—
2028	—	$—	$—	—	$—	$—	136,840	$600	$4.38

Total/Weighted Average (1)	16,065,026	$269,728	$16.79	18,529,911	$73,488	$3.97	3,011,019	$23,340	$7.75

Footnotes
(1)	Total shown may differ from detailed amounts due to rounding, and does not include multi-tenant leases.

LEXINGTON REALTY TRUST
Lease Rollover Schedule — GAAP Basis
9/30/2008

		Total
	Number of	Annualized	Percentage of
	Leases	GAAP Base	Total Annualized
Year	Expiring	Rent ($000)	GAAP Base Rent

2008	6	$19,852	5.6%
2009	25	$31,780	9.0%
2010	16	$24,976	7.1%
2011	16	$17,220	4.9%
2012	30	$33,336	9.4%
2013	30	$34,352	9.7%
2014	26	$42,212	11.9%
2015	13	$25,480	7.2%
2016	12	$15,624	4.4%
2017	12	$12,332	3.5%
2018	18	$26,216	7.4%
2019	7	$21,696	6.1%
2020	6	$8,132	2.3%
2021	9	$16,148	4.6%
2022	1	$1,680	0.5%
2023	3	$8,200	2.3%
2024	—	$—	0.0%
2025	8	$12,164	3.4%
2026	1	$2,164	0.6%
2027	—	$—	0.0%
2028	2	$620	0.2%

Total (1)	241	$354,184	100.0%

Footnotes
(1)	Total shown may differ from detailed amounts due to rounding, and does not include multi-tenant leases.

LEXINGTON REALTY TRUST
Joint Venture Investments — Proportionate Share
Three and Nine Months Ended September 30, 2008
($000)

Joint Venture Operations- Real Estate	3 months	9 months
EBITDA	$8,942	$23,744

Interest expense	$3,142	$8,042

Joint Venture Operations- Debt Platform	3 months	9 months
Interest and other income	$9,094	$27,698
Interest expense	(4,088)	(13,531)
Other expenses, net	(975)	(1,858)
Gain on debt repayment	2,498	6,349
Impairment charges	(3,603)	(32,611)

Net income (loss)	$2,926	$(13,953)

LEXINGTON REALTY TRUST
Concord Debt Holdings — Investment Summary
9/30/2008
Investment Diversification:

	Face
	Amount	Wtg. Avg.	Wtg. Avg.
Interest Type(1)	($000)	Rate (%)	Life(2)

Fixed	$228,533	7.26%	6.3
Variable	675,460	6.29	1.0

	903,993	6.54%	2.3

	Face
	Amount
Property Type(1)	($000)	Percentage

Office	$402,684	44.5%
Lodging	340,644	37.7
Multi — family	69,400	7.7
Mixed — use	50,765	5.6
Industrial	25,500	2.8
Retail	15,000	1.7

	$903,993	100.0%

	Face
	Amount
Loan Type(1)	($000)	Percentage

Whole	$198,344	21.9%
B-Notes	299,816	33.2
Mezzanine	405,833	44.9

	$903,993	100.0%

Footnotes

(1)	Excludes CUSIP Bonds of $204,301.

(2)	Assumes initial maturity.
Source: Concord Debt Holdings LLC

LEXINGTON REALTY TRUST
Selected Balance Sheet Account Detail
As of September 30, 2008
($000)

Investments in and advances to non-consolidated entities	$205,021

Lexington’s “Investments in and advances to non-consolidated entities” line item includes investments in entities which invest in real estate debt securities and net leased properties. A summary is as follows:

Investment in debt platform	$135,460
Investment in net lease partnerships	69,561

Other assets	$33,824

The components of other assets are:

Deposits	$697
Investments	15,583
Equipment	431
Prepaids	6,393
Other receivables	6,043
Other	4,677

Accounts payable and other liabilities	$33,974

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$12,847
CIP accruals and other	3,446
Taxes	3,899
Deferred lease costs	1,525
Subordinated notes	3,074
Deposits	1,675
Escrows	1,635
Transaction costs	2,883
Derivative liability	2,990

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
9/30/2008

						Current
						Estimated
						Annual Debt	Balloon
			Debt Balance	Interest		Service	Payment
Property	Footnotes		($000)	Rate (%)	Maturity(a)	($000) (d)	($000)

Owensboro, KY			$1,616	7.940%	12/2008	1,680	—
Clinton, CT			250	7.940%	12/2008	260	—
Long Beach, CA			5,472	6.250%	01/2009	5,643	—
Long Beach, CA			2,027	6.160%	01/2009	2,090	—
Florence, SC			8,519	7.500%	02/2009	362	8,445
Canton, OH			157	9.490%	02/2009	162	—
Baton Rouge, LA			1,511	7.375%	03/2009	87	1,478
Bristol, PA			5,306	7.250%	04/2009	285	5,228
Henderson, NC			3,917	7.390%	05/2009	208	3,854
Westland, MI			645	10.500%	09/2009	569	—
Houston, TX	(b	)	19,065	5.810%	10/2009	2,032	18,229
High Point, NC			7,969	5.750%	10/2009	695	7,741
Salt Lake City, UT			2,768	7.610%	10/2009	2,901	—
San Francisco, CA			21,516	3.893%	12/2009	2,110	20,000
Pleasanton, CA			4,176	10.250%	12/2009	727	3,808
Richmond, VA			15,581	8.100%	02/2010	1,511	15,257
Fishers, IN	(b	)	13,895	5.880%	04/2010	1,499	12,960
Hampton, VA			6,916	8.270%	04/2010	677	6,758
Hampton, VA			4,241	8.260%	04/2010	415	4,144
Lorain, OH	(b	)	1,222	5.540%	07/2010	908	—
Manteca, CA	(b	)	863	5.540%	07/2010	642	—
Watertown, NY	(b	)	812	5.540%	07/2010	603	—
Lewisburg, WV	(b	)	570	5.540%	07/2010	424	—
San Diego, CA	(b	)	550	5.540%	07/2010	409	—
Galesburg, IL	(b	)	485	5.540%	07/2010	360	—
Tampa, FL			5,678	6.880%	08/2010	485	5,495
Irving, TX	(b	)	25,891	5.880%	10/2010	2,432	24,454
Lake Mary, FL	(b	)	12,835	5.880%	10/2010	1,181	12,118
Lake Mary, FL	(b	)	12,797	5.880%	10/2010	1,178	12,082
Herndon, VA			17,871	8.180%	12/2010	1,723	17,301
Parsippany, NJ	(b	)	39,476	5.860%	03/2011	3,472	37,047
Renswoude, NA			37,779	5.305%	04/2011	2,763	35,612
Wallingford, CT			3,331	4.926%	05/2011	221	3,187
Auburn Hills, MI			6,516	7.010%	06/2011	637	5,918
Plymouth, MI			4,384	7.960%	07/2011	421	4,171
Winchester, VA	(b	)	10,435	5.860%	08/2011	908	9,675
Louisville, CO			7,537	5.830%	01/2012	544	7,195
New Kingston, PA			6,673	7.790%	01/2012	678	6,101
Mechanicsburg, PA			4,925	7.780%	01/2012	500	4,503
New Kingston, PA			3,179	7.780%	01/2012	323	2,906
Milford, OH	(b	)	15,575	5.860%	02/2012	1,822	12,686
Lake Forest, CA			10,246	7.260%	02/2012	901	9,708
Fort Worth, TX	(b	)	18,819	5.510%	05/2012	1,280	17,823
Memphis, TN			17,234	5.247%	05/2012	1,181	16,222
Raleigh, NC	(b	)	12,639	5.860%	05/2012	647	12,543
Lakewood, CO			8,396	5.097%	05/2012	566	7,890
Farmington Hills, MI	(b	)	19,340	5.860%	09/2012	1,500	17,724
Laurens, SC	(b	)	15,955	5.870%	09/2012	1,396	14,022

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
9/30/2008

						Current
						Estimated
						Annual Debt	Balloon
			Debt Balance	Interest		Service	Payment
Property	Footnotes		($000)	Rate (%)	Maturity(a)	($000) (d)	($000)

Temperance, MI	(b	)	10,696	5.870%	09/2012	936	9,400
Baton Rouge, LA	(b	)	6,391	5.520%	10/2012	443	5,948
San Antonio, TX			28,340	6.080%	10/2012	2,260	26,025
Plymouth, MI	(b	)	11,603	5.860%	12/2012	1,026	10,026
Colorado Springs, CO	(b	)	11,234	5.870%	12/2012	887	10,272
Fort Mill, SC			10,770	6.000%	01/2013	839	9,904
Centennial, CO	(b	)	15,092	5.550%	02/2013	1,177	13,555
Los Angeles, CA	(b	)	77,468	5.860%	05/2013	5,361	73,071
Atlanta, GA			43,740	5.268%	05/2013	3,004	40,356
Dallas, TX	(b	)	39,189	5.550%	05/2013	2,702	36,455
Houston, TX			17,092	5.218%	05/2013	1,166	15,737
Southington, CT			13,300	5.018%	05/2013	890	12,228
Indianapolis, IN			9,313	5.168%	05/2013	633	8,580
Fort Meyers, FL			8,912	5.268%	05/2013	477	8,550
Phoenix, AZ			18,540	6.270%	09/2013	1,527	16,490
Foxboro, MA	(b	)	16,120	6.000%	01/2014	3,270	—
Moody, AL			7,145	4.978%	01/2014	493	6,350
Logan Township, NJ	(b	)	7,265	5.870%	04/2014	482	6,784
Clive, IA			5,719	5.139%	05/2014	387	5,151
Fort Mill, SC			20,039	5.373%	05/2014	1,364	18,311
Philadelphia, PA			48,218	5.060%	07/2014	3,178	43,547
Eau Claire, WI			1,440	8.000%	07/2014	313	—
3 Properties	(i	)	103,511	6.150%	09/2014	6,366	103,511
Issaquah, WA	(b	)	31,702	5.890%	12/2014	1,663	30,388
Canonsburg, PA	(b	)	9,072	5.550%	12/2014	489	9,095
Chicago, IL	(b	)	29,057	5.870%	01/2015	1,548	29,900
Carrollton, TX			13,751	5.530%	01/2015	993	12,022
Herndon, VA	(b	)	11,796	5.870%	04/2015	888	10,359
Richmond, VA	(b	)	19,512	5.510%	05/2015	1,026	18,292
Houston, TX			16,402	5.160%	05/2015	1,114	14,408
Rockaway, NJ			14,900	5.292%	05/2015	799	14,900
Houston, TX			12,810	5.210%	05/2015	874	11,265
Fishers, IN			12,736	5.160%	05/2015	865	11,188
San Antonio, TX			12,644	5.340%	05/2015	875	11,149
Atlanta, GA			11,325	5.260%	05/2015	604	10,502
Los Angeles, CA			11,107	5.110%	05/2015	750	9,760
Richmond, VA			10,260	5.310%	05/2015	708	9,055
Harrisburg, PA			8,866	5.110%	05/2015	599	7,780
Knoxville, TN			7,554	5.310%	05/2015	520	6,658
Tulsa, OK			7,423	5.060%	05/2015	499	6,517
Carrollton, TX	(b	)	20,295	5.870%	07/2015	1,338	18,677
Elizabethtown, KY			15,564	4.990%	07/2015	1,052	13,502
Hopkinsville, KY			9,123	4.990%	07/2015	617	7,916
Dry Ridge, KY			6,759	4.990%	07/2015	457	5,863
Owensboro, KY			6,021	4.990%	07/2015	407	5,223
Elizabethtown, KY			2,936	4.990%	07/2015	198	2,547
Houston, TX	(b	)	56,740	6.250%	09/2015	8,159	18,318
Sugar Land, TX	(b	)	14,677	6.250%	09/2015	2,083	6,286
Danville, IL			6,055	9.000%	01/2016	692	4,578

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
9/30/2008

						Current
						Estimated
						Annual Debt	Balloon
			Debt Balance	Interest		Service	Payment
Property	Footnotes		($000)	Rate (%)	Maturity(a)	($000) (d)	($000)

Bridgewater, NJ			14,805	5.732%	03/2016	860	13,825
Omaha, NE			8,711	5.610%	04/2016	621	7,560
Tempe, AZ			8,227	5.610%	04/2016	586	7,140
Lisle, IL			10,416	6.500%	06/2016	793	9,377
Dallas, TX	(b	)	18,549	5.870%	07/2016	1,136	18,365
Rochester, NY			18,785	6.210%	08/2016	1,383	16,602
Statesville, NC			14,089	6.210%	08/2016	1,037	12,451
Rockford, IL			6,895	6.210%	08/2016	508	6,093
Glenwillow, OH			16,983	6.130%	09/2016	1,240	14,987
Memphis, TN			3,951	5.710%	01/2017	264	3,484
Orlando, FL			9,975	5.722%	02/2017	579	9,309
Coppell, TX			14,400	5.710%	06/2017	834	14,400
Dubuque, IA			10,482	5.402%	06/2017	733	8,725
Shreveport, LA			19,000	5.690%	07/2017	1,096	19,000
McDonough, GA			23,000	6.110%	11/2017	1,425	21,651
Lorain, OH	(b	)	1,271	7.750%	07/2018	108	—
Manteca, CA	(b	)	898	7.750%	07/2018	77	—
Watertown, NY	(b	)	844	7.750%	07/2018	72	—
Lewisburg, WV	(b	)	593	7.750%	07/2018	51	—
San Diego, CA	(b	)	572	7.750%	07/2018	49	—
Galesburg, IL	(b	)	504	7.750%	07/2018	43	—
Overland Park, KS	(b	)	37,475	5.911%	05/2019	2,399	31,819
Kansas City, MO	(b	)	17,879	5.900%	05/2019	1,145	15,182
Streetsboro, OH	(b	)	19,478	5.900%	09/2019	1,344	16,338
Boca Raton, FL			20,400	6.470%	02/2020	1,338	18,383
Wall Township, NJ	(b	)	28,891	6.250%	01/2021	2,588	—
Hilliard, OH			28,960	5.907%	02/2021	1,734	27,483
Charleston, SC			7,350	5.850%	02/2021	436	6,632
Durham, NH	(b	)	19,261	6.750%	03/2021	1,683	—
Antioch, TN	(b	)	14,291	5.630%	10/2021	1,580	774
Whippany, NJ			16,414	6.298%	11/2021	1,344	10,400
Dillon, SC			22,612	5.974%	02/2022	1,832	13,269

Subtotal/Wtg. Avg./Years Remaining (k)			1,793,745	5.885%	5.9	153,934	1,513,933

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
9/30/2008

						Current
						Estimated
						Annual Debt	Balloon
			Debt Balance	Interest Rate		Service	Payment
Property	Footnotes		($000)	(%)	Maturity (a)	($000) (d)	($000)

Corporate
Credit Facility	(c	)	—	—	06/2009	—	—
Term Loan	(f	)	197,931	3.090%	06/2009	4,134	197,931
Exchangeable Notes	(e	)	299,500	5.450%	01/2012	16,323	299,500
Term Loan	(h	)(j)	41,074	5.520%	03/2013	2,299	41,074
Term Loan	(h	)(j)	25,000	5.520%	03/2013	1,399	25,000
Trust Preferred Notes	(g	)	129,120	6.804%	04/2037	8,785	129,120

Subtotal/Wtg. Avg./Years Remaining (k)			692,625	5.035%	7.3	32,940	692,625

Total/Wtg. Avg./Years Remaining (k)			$2,486,370	5.648%	6.3	$186,874	$2,206,558

Footnotes

(a)	Subtotal and total based on weighted average term to maturity shown in years based on debt balance.

(b)	Debt balances based upon imputed interest rates.

(c)	Floating rate debt 30/60/90 day LIBOR plus 120 to 170 bps.

(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.

(e)	Holders have the right to put notes to the Company commencing 2012 and every five years thereafter. Notes mature in 2027.

(f)	Floating rate debt 30 day LIBOR plus 60 bps; maturity can be extended by Company to December 2009.

(g)	Rate fixed through April 2017, thereafter LIBOR plus 170 bps.

(h)	Rate is swapped to fixed rate through maturity.

(i)	Debt on three cross-collateralized properties located in Nevada, Indiana, and Tennessee.

(j)	Represents full payable of loans, discount of $4,795 excluded from balance.

(k)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
9/30/2008

						Current
			LXP			Estimated		Proportionate
		Debt	Proportionate			Annual Debt	Balloon	Share Balloon
		Balance	Share	Interest		Service	Payment	Payment
Joint Venture	Footnotes	($000)	($000)(15)	Rate (%)	Maturity	($000)(10)	($000)	($000)

Net Lease Strategic		$10,329	$4,966	7.800%	04/2009	$496	$10,239	$4,921
Dallas Commerce		9,153	2,371	6.680%	06/2009	9,614	—	—
BCBS LLC		22,968	9,187	7.850%	10/2009	2,196	22,586	9,034
Net Lease Strategic		7,853	3,776	6.930%	08/2010	674	7,603	3,656
Harpard		1,181	321	9.875%	01/2011	569	—	—
Net Lease Strategic		2,212	1,064	7.500%	01/2011	226	2,076	998
Net Lease Strategic		13,930	6,698	7.400%	04/2011	1,258	13,365	6,426
Net Lease Strategic		30,582	14,704	5.126%	05/2011	1,589	30,582	14,704
Taber		748	203	10.125%	06/2011	313	—	—
Jayal		1,068	317	11.500%	03/2012	365	—	—
Net Lease Strategic		22,761	10,943	5.147%	05/2012	1,188	22,153	10,651
Net Lease Strategic		11,605	5,580	7.670%	01/2013	2,817	—	—
Net Lease Strategic		13,185	6,339	5.148%	05/2013	894	12,144	5,839
Net Lease Strategic		4,957	2,383	5.950%	09/2013	381	4,496	2,162
Net Lease Strategic		20,666	9,936	5.810%	02/2014	1,551	18,588	8,937
Net Lease Strategic		9,493	4,564	5.616%	04/2014	697	8,484	4,079
Net Lease Strategic		1,348	648	8.500%	04/2015	271	—	—
Net Lease Strategic		17,058	8,201	5.411%	05/2015	1,189	15,087	7,254
Net Lease Strategic — Oklahoma TIC		14,749	2,836	5.240%	05/2015	784	13,673	2,629
Net Lease Strategic		12,675	6,094	5.212%	06/2015	836	11,349	5,457
Net Lease Strategic		6,180	2,971	5.783%	06/2015	462	5,371	2,582
Net Lease Strategic		21,545	10,359	8.036%	09/2015	3,352	6,925	3,330
Net Lease Strategic		6,121	2,943	8.036%	09/2015	925	2,203	1,059
Net Lease Strategic		8,662	4,165	6.090%	01/2016	668	7,446	3,580
Net Lease Strategic		6,402	3,078	6.090%	04/2016	494	5,465	2,628
Net Lease Strategic		6,522	3,136	6.315%	09/2016	497	5,723	2,752
One Summit		18,860	5,658	9.375%	10/2016	3,344	—	—
Net Lease Strategic		9,216	4,431	6.063%	11/2016	683	8,023	3,857
One Summit		12,191	3,657	10.625%	11/2016	2,239	—	—

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
9/30/2008

						Current
			LXP			Estimated		Proportionate
		Debt	Proportionate			Annual Debt	Balloon	Share Balloon
		Balance	Share	Interest		Service	Payment	Payment
Joint Venture	Footnotes	($000)	($000)(15)	Rate (%)	Maturity	($000)(10)	($000)	($000)

Net Lease Strategic		9,147	4,398	5.910%	10/2018	728	6,624	3,185
Dallas Commerce		12,512	3,241	15.000%	12/2018	2,166	—	—
Net Lease Strategic		9,913	4,766	6.010%	08/2019	753	7,658	3,682
Net Lease Strategic		7,500	3,606	6.507%	11/2019	495	6,692	3,218
Net Lease Strategic		10,000	4,808	6.270%	12/2019	774	7,755	3,729
Net Lease Strategic		10,113	4,862	5.930%	10/2020	750	7,660	3,683
Net Lease Strategic		9,543	4,588	5.460%	12/2020	741	5,895	2,834
Net Lease Strategic		9,633	4,632	5.640%	01/2021	692	7,018	3,374
Net Lease Strategic		12,690	6,101	5.380%	08/2025	1,144	362	174

Subtotal/Wtg. Avg.(5) /Years Remaining(6)		$415,271	$182,533	6.557%	6.4	$48,815	$283,245	$130,414

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
9/30/2008

							Current
				LXP			Estimated		Proportionate
			Debt	Proportionate			Annual Debt	Balloon	Share Balloon
			Balance	Share	Interest		Service	Payment	Payment
Joint Venture	Footnotes		($000)	($000)(15)	Rate (%)	Maturity	($000)(10)	($000)	($000)

Corporate
Concord	(1	)(13)	22,893	11,447	4.788%	11/2008	1,111	22,893	11,447
Concord	(4	)(12)	25,516	12,758	4.188%	12/2008	1,083	25,516	12,758
Concord	(4	)(8)	15,981	7,991	3.461%	03/2009	561	15,981	7,991
Concord	(2	)(11)	196,538	98,269	4.214%	03/2009	8,397	196,538	98,269
Concord	(7	)(9)	73,000	36,500	5.820%	03/2010	4,308	73,000	36,500
Concord	(4)		59,613	29,807	3.488%	12/2012	2,108	59,613	29,807
Concord	(3	)(14)	351,525	175,763	3.700%	12/2016	13,187	351,525	175,763

Subtotal/Wtg. Avg. (5) /Years Remaining (6)			$745,066	$372,535	4.071%	4.5	$30,755	$745,066	$372,535

Total/Wtg. Avg. (5) /Years Remaining (6)			$1,160,337	$555,068	4.889%	5.1	$79,570	$1,028,311	$502,949

Footnotes

(1)	Represents amount outstanding on $150.0 million repurchase agreement, variable rate.

(2)	Represents amount outstanding on $350.0 million repurchase agreement, variable rate. Subsequent to September 30, 2008, the repurchase agreement was reduced to $150.0 million.

(3)	Collateralized debt obligation of investment grade-rated debt secured directly or indirectly by real estate assets.

(4)	Represents amount outstanding on term loans.

(5)	Weighted average interest rate based on proportionate share.

(6)	Weighted average years remaining on maturities based on proportionate debt balance.

(7)	Maturity date can be extended to 03/2011 if certain criteria are met.

(8)	Maturity date can be extended to 03/2012 if certain criteria are met.

(9)	Represents amount outstanding on $100.0 million repurchase agreement, variable rate.

(10)	Amounts represent estimated 12 months debt service regardless of maturity date.

(11)	Subsequent to September 30, 2008, $46,583 was repaid and the maturity date was extended to 3/2011.

(12)	Subsequent to September 30, 2008, $4,000 was repaid and the maturity date was extended to 12/2009.

(13)	Subsequent to September 30, 2008, $3,093 was repaid.

(14)	Subsequent to September 30, 2008, $4,000 was repaid via a payment of $1,040.

(15)	Total balance shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Mortgage Maturity Schedule
As of September 30, 2008
($000)

Consolidated Properties
				Balloon Weighted
	Scheduled			Average Interest
Year	Amortization	Balloon Payments		Rate (%)
2008-remaining	$7,007	$—		—%
2009	47,244	68,783	(1)	5.93
2010	34,639	110,569		6.83
2011	31,062	95,610		5.78
2012	30,991	190,994	(2)	5.97

	$150,943	$465,956		6.13%

Joint Venture Investments - LXP Proportionate Share
				Balloon Weighted
	Scheduled			Average Interest
Year	Amortization	Balloon Payments		Rate (%)
2008-remaining	$1,830	$24,205	(3)	4.47%
2009	6,433	120,215	(4)	4.58
2010	5,593	40,156		5.92
2011	5,780	22,128		5.89
2012	5,980	40,458		3.92

	$25,616	$247,162		4.80%

Footnotes

(1)	Excludes corporate level debt of $197,931, variable rate 3.09% at 9/30/08.

(2)	Excludes corporate level debt of $299,500, fixed rate 5.45% at 9/30/08.

(3)	Subsequent to September 30, 2008, $12,758 of these maturities were extended to 2009. (See note 12 on page 47)

(4)	Subsequent to September 30, 2008, $98,269 of these maturities were extended to 2011. (See note 11 on page 47)

LEXINGTON REALTY TRUST
Base Rent Estimates for Current Assets
9/30/2008
($000)

Year	Cash	GAAP
2008-remaining	$91,505	$92,416
2009	342,951	347,821
2010	307,789	310,991
2011	294,000	297,636
2012	267,796	268,824
Amounts assume all below market leases are renewed by the tenants at the option rate and no new or renegotiated leases are entered into for any other property.

Investor Information

Transfer Agent	Investor Relations
BNY Mellon Shareowner Services	Patrick Carroll
480 Washington Blvd.	Executive Vice President and Chief Financial Officer
Jersey City NJ 07310-1900	Telephone (direct)	(212) 692-7215
(800) 850-3948	Facsimile (main)	(212) 594-6600
www.bnymellon.com/shareowner/isd	E-mail	pcarroll@lxp.com

Research Coverage

Cantor Fitzgerald
Philip Martin	(312) 469-7485
Matthew Thorp	(312) 469-7484

Friedman, Billings, Ramsey
Gabe Poggi	(703) 469-1141
Merrill Ross	(703) 312-9769

J.P. Morgan Chase
Joseph Dazio, CFA	(212) 622-6416
Michael W. Mueller, CFA	(212) 622-6689
Anthony Paolone, CFA	(212) 622-6682
Gregory P. Stuart	(212) 622-5390

Keefe, Bruyette & Woods
Sheila K. McGrath	(212) 887-7793

Barclays Capital
Ross L. Smotrich	(212)526-2306

Raymond James & Assoc.
Paul Puryear	(727) 567-2253

Stifel Nicolaus
John W. Guinee	(443) 224-1307